Barclays Capital - Asset Securitization Group September 8, 2005
SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2005-FR4

SECURITIZED ASSET BACKED RECEIVABLES LLC

NEW ISSUE TERM SHEET

$658,850,000 (approximate)

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Issuer

Securitized Asset Backed Receivables LLC

Depositor

Fremont Investment & Loan

Originator

Countrywide Home Loans Servicing LP

Servicer

Mortgage Pass-Through Certificates, Series 2005-FR4

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the “Securities”) to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the “Issuer”) is referred to as the “Information.”  The Information has been prepared by Barclays Capital Inc. (“Barclays”), the underwriter of the Securities.  Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays.  Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date.  The Information contained herein is preliminary and has been prepared solely for information purposes.  Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission (“SEC”), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.  The Information addresses only certain aspects of the applicable Security’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all characteristics of the Securities.  The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters.  The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce.  No assurance is given that any indicated values, returns, performance or results will be achieved.  Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.  Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.  Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.  The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.  Any investment decision should be based solely on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001).  It is directed at persons who have professional experience in matters relating to investments.  The investments to which it relates are available only to such persons and will be entered into only with such persons.  Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (‘FSA’) and member of the London Stock Exchange.

Transaction Summary
Class	Expected Amount(1)	Expected Ratings (S&P/Moody’s/Fitch/DBRS)	Index	Interest Type	Avg. Life to Call/ Mty(yrs)(2)(3)	Mod. Dur. to Call/ Mty(yrs)(2)(3)(4)	Payment Window to Call/Mty(2)(3)	Initial Credit Enhancement Level(5)
A-1A	387,240,000	AAA/Aaa/AAA/AAA	***Not Offered – 144A Private Placement***
A-1B	96,810,000	AAA/Aaa/AAA/AAA	1mL	Floating	2.41 / 2.59	2.19 / 2.31	10/05 - 09/13 / 10/05 - 07/22	25.70%
A-2A	130,101,000	AAA/Aaa/AAA/AAA	1mL	Floating	1.00 / 1.00	0.97 / 0.97	10/05 - 10/07 / 10/05 - 10/07	25.70%
A-2B	53,539,000	AAA/Aaa/AAA/AAA	1mL	Floating	3.00 / 3.00	2.80 / 2.80	10/07 - 07/10 / 10/07 - 07/10	25.70%
A-2C	39,266,000	AAA/Aaa/AAA/AAA	1mL	Floating	6.96 / 8.55	6.00 / 7.01	07/10 - 09/13 / 07/10 - 06/23	25.70%
A-3*	109,049,000	AAA/Aaa/AAA/AAA	1mL	Floating	2.34 / 2.48	2.14 / 2.24	10/05 - 09/13 / 10/05 - 02/21	25.70%
M-1	93,901,000	AA/Aa2/AA/AA	1mL	Floating	5.37 / 5.96	4.72 / 5.10	02/09 - 09/13 / 02/09 - 05/21	17.15%
M-2	71,387,000	A/A2/A/A	1mL	Floating	5.31 / 5.85	4.64 / 4.99	12/08 - 09/13 / 12/08 - 02/20	10.65%
M-3	17,572,000	A-/A3/A-/A (low)	1mL	Floating	5.29 / 5.79	4.62 / 4.94	11/08 - 09/13 / 11/08 - 07/18	9.05%
B-1	18,670,000	BBB+/Baa1/BBB+/BBB (high)	1mL	Floating	5.29 / 5.75	4.54 / 4.83	11/08 - 09/13 / 11/08 - 01/18	7.35%
B-2	13,728,000	BBB/Baa2/BBB/BBB	1mL	Floating	5.29 / 5.71	4.52 / 4.78	11/08 - 09/13 / 11/08 - 04/17	6.10%
B-3	14,827,000	BBB-/Baa3/BBB-/BBB (low)	1mL	Floating	5.27 / 5.63	4.43 / 4.65	10/08 - 09/13 / 10/08 - 09/16	4.75%
B-4	13,728,000	BB+/Ba1/BB+/BB (high)	***Not Offered – 144A Private Placement***

*The Class A-3 is the uncapped LIBOR floating class.

(1)

Subject to a variance of plus or minus 5%.

(2)

Assumes 10% optional clean-up call is exercised.

(3)

Based on 100% of the applicable prepayment assumption.  See Summary of Terms.

(4)

Assumes pricing at par.

(5)

Includes 3.50% overcollateralization.

The Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the “Prospectus”).  Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus.  The information herein is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

 PLEASE SEE “RISK FACTORS” IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Summary of Terms
Issuer:	Securitized Asset Backed Receivables LLC Trust 2005-FR4
Depositor:	Securitized Asset Backed Receivables LLC
Originator:	Fremont Investment & Loan
Servicer:	Countrywide Home Loans Servicing LP
Loan Performance Advisor:	MortgageRamp, Inc., a Delaware Corporation
Trustee:	Wells Fargo Bank, National Association
Lead Manager:	Barclays Capital Inc.
Co-Manager:	Countrywide Securities Corporation
Rating Agencies:	S&P/Moody’s/Fitch/DBRS
Offered Certificates:	The Class A-1B, A-2A, A-2B, A-2C, A-3, M-1, M-2, M-3, B-1, B-2 and B-3 Certificates.
LIBOR Certificates:	The Class A-1A and Class B-4 Certificates and the Offered Certificates.
Expected Closing Date:	September 29, 2005

Summary of Terms (cont’d)
Delivery:	DTC, Euroclear and Clearstream.
Distribution Dates:	The 25th of each month, or if such day is not a business day, on the next business day, beginning in October 2005.
Final Distribution Date:	The Distribution Date occurring in January 2036.
Due Period:

With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:

With respect to any Distribution Date, the period commencing on the 16th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, commencing on the Cut-off Date), and ending on the 15th day of the month in which such Distribution Date occurs.

Interest Accrual Period:

With respect to any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest, and therefore will settle flat.
Interest Day Count:	Actual/360
Interest Payment Delay:	Zero days
Cut-off Date:	September 1, 2005
Tax Status:

The Offered Certificates will represent “regular interests” in a REMIC and, to a limited extent, interests in and obligations under the swap agreements and certain basis risk interest carryover payments, which we intend to treat for tax purposes as interest rate cap contracts.  The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties.  This advice is written in connection with the promotion or marketing by the Issuer and Depositor of the Offered Certificates.  You should seek advice based on your particular circumstances from an independent tax advisor.

ERISA Eligibility:	The Offered Certificates are expected to be ERISA eligible. Prospective purchasers should consult their own counsel.
SMMEA Eligibility:	The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.
Class A-1 Certificates:	Collectively, the Class A-1A and Class A-1B Certificates.
Class A-2 Certificates:	Collectively, the Class A-2A, Class A-2B and Class A-2C Certificates.

Summary of Terms (cont’d)
Class A-3 Certificates:	The uncapped LIBOR floating class.
Class A Certificate Group:	The Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates, as applicable.
Class M Certificates:	Collectively, the Class M-1, Class M-2 and Class M-3 Certificates.
Class B Certificates:	Collectively, the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.
Mortgage Loans:

The mortgage loans to be included in the trust will be primarily adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties.  All of the mortgage loans were purchased by an affiliate of the depositor from Fremont Investment & Loan.  On the Closing Date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately $1,098,257,690. Approximately 82.11% of the mortgage loans are adjustable-rate mortgage loans and approximately 17.89% are fixed-rate mortgage loans.  Approximately 91.79% of the mortgage loans are first-lien mortgage loans, and approximately 8.21% of the mortgage loans are second-lien mortgage loans.  The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-off Date and no delinquencies, defaults or prepayments, with the exception of 30-59 day delinquencies comprising approximately 1.97% of the aggregate scheduled principal balance of the mortgage loans on the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.

Group I Mortgage Loans:

Approximately $651.5 million of mortgage loans that have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Group II Mortgage Loans:

Approximately $300.0 million of mortgage loans that may or may not have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Group III Mortgage Loans:

Approximately $146.8 million of mortgage loans that may or may not have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Summary of Terms (cont’d)
Monthly Servicer Advances:

The Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees), as applicable, that were due during the related Due Period on the mortgage loans and not received by the related determination date.  Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

Class A-3 Uncapped Floater Fee:

The Class A-3 Uncapped Floater Fee will be a monthly fee equal to (i) a rate not greater than 8 bps per annum based on actual/360 (such rate will increase to 50 bps per annum commencing on the 85th Distribution Date) times (ii) the outstanding Class Certificate Balance of the Class A-3 Certificates, to be paid to the Class A-3 Basis Risk Payback Counterparty.

Expense Fee Rate:

The Expense Fee Rate with respect to each mortgage loan will be a per annum rate equal to the sum of the servicing fee rate and the aggregate fee rate for the trustee fee and the loan performance advisor fee.

Accumulated Class A-3 Basis Risk Payback Counterparty Payment:

An amount equal to the sum of all payments made by the Class A-3 Basis Risk Payback Counterparty in current and prior distribution dates less any amounts previously paid to the Class A-3 Basis Risk Payback Counterparty pursuant to clause (r) under “Allocation of Net Monthly Excess Cash Flow” and clause (vii) under “Swap Account 2 and Class A-3 Basis Risk Payback Counterparty Payments”.

Group III Floor Payment:

On any Group III Mortgage Loan subsequent to the respective first rate reset date, the product of (i) the excess, if any, of (a) the minimum mortgage rate of the mortgage loan over (b) the mortgage loan index rate plus the related margin and (ii) the principal balance of such mortgage loan as of the last day of the related Due Period divided by 12.

Pricing Prepayment Speed:

Fixed Rate Mortgage Loans:  CPR starting at approximately 1.533% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

ARM Mortgage Loans:  25% CPR.

Credit Enhancement:

The credit enhancement provided for the benefit of the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

2

Summary of Terms (cont’d)
Senior Enhancement Percentage:

For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class M and Class B Certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

Stepdown Date:

The later to occur of:

(i)

the earlier to occur of:

(a) the Distribution Date in October 2008 and

(b) the Distribution Date following the Distribution Date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero; and

(ii)

the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 51.40%).

Trigger Event:	Either a Cumulative Loss Trigger Event or a Delinquency Trigger Event.
Delinquency Trigger Event:

With respect to any Distribution Date, the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans as of the last day of the related Due Period, equals or exceeds 30.00% of the prior period’s Senior Enhancement Percentage.

Cumulative Loss Trigger Event:

With respect to any Distribution Date, the circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

	Distribution Date Occurring in	Loss Percent age
	October 2007 through September 2008	1.750% for the first month, plus an additional 1/ 12th of 2.150% for each month thereafter (e.g., 2.825% in April 2008)
	October 2008 through September 2009	3.900% for the first month, plus an additional 1/ 12th of 2.250% for each month thereafter (e.g., 5.025% in April 2009)
	October 2009 through September 2010	6.150% for the first month, plus an additional 1/ 12th of 1.750% for each month thereafter (e.g., 7.025% in April 2010)
	October 2010 through September 2011	7.900% for the first month, plus an additional 1/ 12th of 0.950% for each month thereafter (e.g., 8.375% in April 2011)
	October 2011 and thereafter	8.850%

Summary of Terms (cont’d)
Sequential Trigger Event:

With respect to any Distribution Date, before the 25th Distribution Date, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 1.75%, or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

Optional Clean-up Call:

The Servicer may, at its option, purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.

Swap Provider 1/Swap Provider 2:

Barclays Bank PLC (“Barclays Bank”), as Swap Provider 1 with respect to the Notional Swap Agreement and as Swap Provider 2 with respect to the Balance Guaranteed Swap Agreement, is a bank authorized and regulated by the United Kingdom’s Financial Services Authority and is a member of the London Stock Exchange.  Barclays Bank engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets.  As of the date hereof, Barclays Bank is rated AA+ by Fitch, AA by S&P and Aa1 by Moody’s.

Class A-3 Basis Risk Payback Counterparty:	Barclays Bank, as Class A-3 Basis Risk Payback Counterparty.
Cap Provider:	Barclays Bank, as Cap Provider under the Class M Interest Rate Cap Agreement and the Class B Interest Rate Cap Agreement.

Summary of Terms (cont’d)
Swap Agreement:

On the Closing Date, the Trustee will enter into a Notional Swap Agreement and a Balance Guaranteed Swap Agreement with Barclays Bank.  The Notional Swap Agreement will have an initial notional amount of approximately $951,489,265.64.  Under the Notional Swap Agreement, the Trust will be obligated to pay an amount equal to [4.250%] per annum on the notional amount as set forth in the Notional Swap Agreement to Barclays Bank as Swap Provider 1, and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Notional Swap Agreement from the Swap Provider 1, until the Notional Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment 1”).  See the attached Notional Swap Schedule.

The Balance Guaranteed Swap Agreement will have a notional amount equal to, on each Distribution Date, the aggregate scheduled principal balance of the Group III mortgage loans that are still in the fixed rate period.  Under the Balance Guaranteed Swap Agreement, the Trust will be obligated to pay a set varying monthly rate as set forth in the Balance Guaranteed Swap Agreement on the notional amount to Barclays Bank as Swap Provider 2, and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount, until the Balance Guaranteed Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment 2”).  See the attached Balance Guaranteed Swap Schedule.

Generally, the Net Swap Payment 1 will be deposited into Swap Account 1 and the Net Swap Payment 2 into Swap Account 2, by the trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in each Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Notional Swap Agreement, the Trust or the Swap Provider 1 may be liable to make a termination payment (the ‘‘Swap Termination Payment 1’’) to the other party (regardless of which party caused the termination).  Upon early termination of the Balance Guaranteed Swap Agreement, the Trust, the Swap Provider 2 may be liable to make a termination payment (the ‘‘Swap Termination Payment 2’’) to the other party (regardless of which party caused the termination).  The Swap Termination Payment 1 and Swap Termination Payment 2 will be computed in accordance with the procedures set forth in the Notional Swap Agreement and the Balance Guaranteed Swap Agreement, respectively.  In the event that the Trust is required to make a Swap Termination Payment 1 or a Swap Termination Payment 2, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

Summary of Terms (cont’d)
Credit Enhancement Percentage:

Initial Credit Enhancement                      Target Credit Enhancement

Class A:       25.70%                                   Class A:       51.40%

Class M-1:  17.15%                                   Class M-1:   34.30%

Class M-2:   10.65%                                  Class M-2:   21.30%

Class M-3:   9.05%                                     Class M-3:   18.10%

Class B-1:    7.35%                                     Class B-1:     14.70%

Class B-2:    6.10%                                     Class B-2:     12.20%

Class B-3:    4.75%                                     Class B-3:       9.50%

Class B-4:    3.50%                                     Class B-4:       7.00%

Step-up Coupons:

For all LIBOR Certificates the interest rate will increase after the Optional Clean-up Call date, should the call not be exercised.  At that time, the Class A fixed margins will be 2x their respective initial fixed margins and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.

Class A-1A Certificates Pass-Through Rate:

The Class A-1A Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

(ii)

the Group I Loan Cap.

Class A-1B Certificates Pass-Through Rate:

The Class A-1B Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

(ii)

the Group I Loan Cap.

Class A-2A Certificates Pass-Through Rate:

The Class A-2A Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

(ii)

the Group II Loan Cap.

Class A-2B Certificates Pass-Through Rate:

The Class A-2B Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

(ii)

the Group II Loan Cap.

Class A-2C Certificates Pass-Through Rate:

The Class A-2C Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

(ii)

the Group II Loan Cap.

Summary of Terms (cont’d)
Class A-3 Certificates Pass-Through Rate:	The Class A-3 Certificates will be an uncapped LIBOR floating class and will accrue interest at LIBOR plus the related uncapped margin.
Class M-1 Pass-Through Rate:

The Class M-1 Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

(ii)

the Pool Cap.

Class M-2 Pass-Through Rate:

The Class M-2 Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable and

(ii)

the Pool Cap.

Class M-3 Pass-Through Rate:

The Class M-3 Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

(ii)

the Pool Cap.

Class B-1 Pass-Through Rate:

The Class B-1 Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

(ii)

the Pool Cap.

Class B-2 Pass-Through Rate:

The Class B-2 Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

(ii)

the Pool Cap.

Class B-3 Pass-Through Rate:

The Class B-3 Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

(ii)

the Pool Cap.

Summary of Terms (cont’d)
Class B-4 Pass-Through Rate:

The Class B-4 Certificates will accrue interest at a per annum rate equal to the lesser of:

(i)

one-month LIBOR plus [   ] bps ([   ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

(ii)

the Pool Cap.

Group I Loan Cap:

Product of:

(i)

(a) the weighted average of the mortgage rates for each Group I Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, minus (b) the product of (x) the Net Swap Payment 1 made to the Swap Provider 1, if any, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment 1 made to the Swap Provider 1 and the denominator of which is equal to the aggregate principal balance of the Group I and Group II Mortgage Loans (the “Net Swap Payment Rate 1”) and (y) 12.

(ii)

a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Group II Loan Cap:

Product of:

(i)

(a) the weighted average of the mortgage rates for each Group II Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, minus (b) the product of (x) the Net Swap Payment Rate 1 and (y) 12.

(ii)

a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Group III Loan Cap:

Product of:

(i)

(a) the weighted average of the mortgage rates for each Group III Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, minus (b) the Class A-3 Uncapped Floater Fee divided by the principal balance of the Group III Mortgage Loans times 12, minus (c) the product of (x) the Net Swap Payment 2 made to the Swap Provider 2, if any, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment 2 made to the Swap Provider 2 and the denominator of which is equal to the aggregate principal balance of the Group III Mortgage Loans and (y) 12 minus (d) the product of (x) the Group III Floor Payment made to the Swap Provider 2, if any, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Group III Floor Payment made to the Swap Provider 2 and the denominator of which is equal to the aggregate principal balance of the Group III Mortgage Loans and (y) 12.

(ii)

a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Summary of Terms (cont’d)
Pool Cap:	The weighted average of the Group I Loan Cap, Group II Loan Cap and Group III Loan Cap, weighted on the basis of the related group subordinate amount.
Group Subordinate Amount:

For any Distribution Date,

(i)

for the Group I Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 Certificates immediately prior to such Distribution Date,

(ii)

for the Group II Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-2 Certificates immediately prior to such Distribution Date and

(iii)

for the Group III Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group III Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-3 Certificates immediately prior to such Distribution Date.

Summary of Terms (cont’d)
Basis Risk Carry Forward Amount:

On any Distribution Date and for any class of LIBOR Certificates is the sum of:

(x) the excess of:

(i) the amount of interest that class of certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap, the Group III Loan Cap or the Pool Cap, as applicable, over

(ii) the amount of interest that class of certificates received on that Distribution Date based on the Group I Loan Cap, the Group II Loan Cap, the Group III Loan Cap or the Pool Cap, as applicable, and

(y) the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap, the Group III Loan Cap or the Pool Cap, as applicable).

Summary of Terms (cont’d)
Interest Distributions on the LIBOR Certificates:

On each Distribution Date, distributions from available funds will be allocated as follows:

(i)

concurrently, (a) from the Interest Remittance Amount attributable to the Group I Mortgage Loans and Group II Mortgage Loans, pro rata, to the Swap Account 1, the Net Swap Payment 1 and any Swap Termination Payment 1, other than a defaulted swap termination payment, owed to the Swap Provider 1 under the Notional Swap Agreement, if any, and (b) from the Interest Remittance Amount attributable to the Group III Mortgage Loans, to the Swap Account 2, the Net Swap Payment 2 and any Swap Termination Payment 2, other than a defaulted swap termination payment, owed to the Swap Provider 2 under the Balance Guaranteed Swap Agreement, if any;

(ii)

from the Interest Remittance Amount attributable to the Group III Mortgage Loans, pro rata, to the Class A-3 Basis Risk Payback Counterparty, the Class A-3 Uncapped Floater Fee and to the Swap Provider 2, the Group III Floor Payment;

(iii)

from the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-1 Certificates and second, concurrently pro rata to the Class A-2 Certificates and to the Class A-3 Certificates;

(iv)

from the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-2 Certificates and second, concurrently pro rata to the Class A-1 Certificates and to the Class A-3 Certificates;

(v)

from the Interest Remittance Amount attributable to the Group III Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-3 Certificates and second, concurrently pro rata to the
Class A-1 Certificates and pro rata to the Class A-2 Certificates;

(vi)

from any remaining Interest Remittance Amounts to the Class M-1 Certificates, their Accrued Certificate Interest;

(vii)

from any remaining Interest Remittance Amounts to the Class M-2 Certificates, their Accrued Certificate Interest;

(viii)

from any remaining Interest Remittance Amounts to the Class M-3 Certificates, their Accrued Certificate Interest;

(ix)

from any remaining Interest Remittance Amounts to the Class B-1 Certificates, their Accrued Certificate Interest;

(x)

from any remaining Interest Remittance Amounts to the Class B-2 Certificates, their Accrued Certificate Interest;

(xi)

from any remaining Interest Remittance Amounts to the Class B-3 Certificates, their Accrued Certificate Interest; and

(xii)

from any remaining Interest Remittance Amounts to the Class B-4 Certificates, their Accrued Certificate Interest.

Summary of Terms (cont’d)
Principal Distribution on the LIBOR Certificates:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)

to the Class A Certificates, allocated among the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;

(ii)

to the Class M-1 Certificates, until their Class Certificate Balance has been reduced to zero;

(iii)

to the Class M-2 Certificates, until their Class Certificate Balance has been reduced to zero;

(iv)

to the Class M-3 Certificates, until their Class Certificate Balance has been reduced to zero;

(v)

to the Class B-1 Certificates, until their Class Certificate Balance has been reduced to zero;

(vi)

to the Class B-2 Certificates, until their Class Certificate Balance has been reduced to zero;

(vii)

to the Class B-3 Certificates, until their Class Certificate Balance has been reduced to zero; and

(viii)

to the Class B-4 Certificates, until their Class Certificate Balance has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)

to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated among the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;

(ii)

to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

(iii)

to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

(iv)

to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

(v)

to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

(vi)

to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

Summary of Terms (cont’d)
Principal Distributions on the LIBOR Certificates (cont’d):

(vii)

to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

(viii)

to the Class B-4 Certificates, the lesser of the remaining Principal Distribution

Amount and the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

Allocation of Principal Payments to Class A Certificates:

All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently among the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates, the Class A-2 Certificates and Class A-3 Certificates, as applicable. However, if the Class Certificate Balances of the Class A Certificates in any of the Class A Certificate Groups are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A Certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, any payments of principal to the Class A-2 Certificates will be made first from payments relating to the Group II Mortgage Loans and any payments of principal to the Class A-3 Certificates will be made first from payments relating to the Group III Mortgage Loans.

Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata between the Class A-1A Certificates and the Class A-1B Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class A-1A Certificates, and second, to the Class A-1B Certificates in each case until their Class Certificate balance has been reduced to zero.

Except as described below, any principal distributions allocated to the Class A-2 Certificates are required to be distributed sequentially first, to the Class A-2A Certificates, second, to the Class A-2B Certificates, and third to the Class A-2C Certificates, in each case, until their Class Certificate Balance has been reduced to zero.

Notwithstanding the above, in the event that all subordinate classes, including the Class X Certificates, have been reduced to zero, principal distributions to the Class A-2 Certificates will be distributed pro rata among the Class A-2A, Class A-2B and Class A-2C Certificates.

Summary of Terms (cont’d)
Interest Rate Cap Agreements:

The LIBOR Certificates (other than the Class A-1 Certificates, the Class A-2 Certificates and Class A-3 Certificates) will have the benefit of two Interest Rate Cap Agreements provided by the Cap Provider.  All obligations of the trust under the Interest Rate Cap Agreements will be paid on or prior to the Closing Date.

Class M Interest Rate Cap Agreement:

The Class M Certificates will have the benefit of an interest rate cap agreement (the “Class M Interest Rate Cap Agreement”), with an initial notional amount of $18,286,000 provided by the Cap Provider.  In connection with the first 31 Distribution Dates, the Cap Provider will be obligated under the Class M Interest Rate Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 9.910% over a specified cap strike rate (ranging from 6.270% to 9.910%), and (b) the product of the Class M notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an “actual/360” basis.  The Cap Provider’s obligations under the Class M Interest Rate Cap Agreement will terminate following the Distribution Date in April 2008.

Summary of Terms (cont’d)
Class B Interest Rate Cap Agreement:

The Class B Certificates will have the benefit of an interest rate cap agreement (the “Class B Interest Rate Cap Agreement”), with an initial notional amount of $6,095,300 provided by the Cap Provider.  In connection with the first 31 Distribution Dates, the Cap Provider will be obligated under the Class B Interest Rate Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 8.780%, over a specified cap strike rate (ranging from 4.760% to 8.780%), and (b) the product of the Class B notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an “actual/360” basis.  The Cap Provider’s obligations under the Class B Interest Rate Cap Agreement will terminate following the Distribution Date in April 2008.

Allocation of Net Monthly Excess Cash Flow:

For any Distribution Date, any Net Monthly Excess Cash Flow shall be paid as follows:

(a) to the holders of the Class M-1 Certificates, any Unpaid Interest Amount;

(b) to the holders of the Class M-1 Certificates, any Unpaid Realized Loss Amount;

(c) to the holders of the Class M-2 Certificates, any Unpaid Interest Amount;

(d) to the holders of the Class M-2 Certificates, any Unpaid Realized Loss Amount;

(e) to the holders of the Class M-3 Certificates, any Unpaid Interest Amount;

(f) to the holders of the Class M-3 Certificates, any Unpaid Realized Loss Amount;

(g) to the holders of the Class B-1 Certificates, any Unpaid Interest Amount;

(h) to the holders of the Class B-1 Certificates, any Unpaid Realized Loss Amount;

(i) to the holders of the Class B-2 Certificates, any Unpaid Interest Amount;

(j) to the holders of the Class B-2 Certificates, any Unpaid Realized Loss Amount;

(k) to the holders of the Class B-3 Certificates, any Unpaid Interest Amount;

(l) to the holders of the Class B-3 Certificates, any Unpaid Realized Loss Amount;

(m) to the holders of the Class B-4 Certificates, any Unpaid Interest Amount;

(n) to the holders of the Class B-4 Certificates, any Unpaid Realized Loss Amount;

(o) to the Excess Reserve Fund Account, the amount of any Basis Risk Carry Forward Amount for that Distribution Date;

Summary of Terms (cont’d)
Allocation of Net Monthly Excess Cash Flow (cont’d):

(p)

(i) from any Class M Interest Rate Cap Agreement payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class M Certificates for that Distribution Date, allocated (a) first, among the Class M-1, Class M-2 and Class M-3 Certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class M Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 Certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (ii) from any Class B Interest Rate Cap Agreement payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class B Certificates for that Distribution Date, allocated (a) first, among the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class B Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

(q)

from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Agreement payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A Certificates will be paid (a) first, pro rata, based upon their respective Class Certificate Balances only with respect to those Class A Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, pro rata based on any outstanding Basis Risk Carry Forward Amount remaining unpaid;

(r)  to the Class A-3 Basis Risk Payback Counterparty, any Accumulated Class A-3 Basis Risk Payback Counterparty Payment;

(s)  to the holders of the Class X Certificates, those amounts as described in the pooling and servicing agreement; and

(t) to the holders of the Class R Certificates, any remaining amount.

Summary of Terms (cont’d)
Swap Account 1

Funds deposited into the Swap Account 1 on a Distribution Date will include: the Net Swap Payment 1 owed to the Swap Provider 1 for such Distribution Date and net swap receipts from the Swap Provider 1 for such Distribution Date.  Funds in the Swap Account 1 will be distributed on each Distribution Date in the following order of priority:

(i)  to the Swap Provider 1, the Net Swap Payment 1 and any Swap Termination Payment 1 (other than a defaulted swap termination payment) owed to the Swap Provider 1 for such Distribution Date,

(ii)  to the extent not paid from available funds, from the Swap Account 1, first, to pay any unpaid interest on the Class A-1 and Class A-2 Certificates, pro rata, including any accrued and unpaid interest from a prior Distribution Date, second, to pay any unpaid interest from prior Distribution Dates to the Class M Certificates sequentially and third, to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class B Certificates sequentially;

(iii) to the extent not paid from available funds, from the Swap Account 1, to pay the Basis Risk Carry Forward Amount on the Class A-1, Class A-2, Class M Certificates and Class B Certificates remaining unpaid in the same order of priority as described in item (q) above (under “Allocation of Net Monthly Excess Cashflow”);

(iv) to the extent not paid from available funds, from the Swap Account 1, to pay any principal on the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M Certificates and on the Class B Certificates in accordance with the principal payment provisions described above (under “Principal Distributions on the LIBOR Certificates”) in an amount necessary to maintain the applicable Specified Subordinated Amount;

(v)  to the extent not paid from available funds, from the Swap Account 1, to pay any Unpaid Realized Loss Amounts remaining on the Class M Certificates and Class B Certificates, sequentially; and

(vi)  to the extent not paid from available funds, from the Swap Account 1, any remaining amounts to be distributed to the Class X Certificates as described in the pooling and servicing agreement.

Summary of Terms (cont’d)
Swap Account 2 and Class A-3 Basis Risk Payback Counterparty payments

Funds deposited into the Swap Account 2 on a Distribution Date will include: the Net Swap Payment 2 owed to the Swap Provider 2 for such Distribution Date and net swap receipts from the Swap Provider 2 for such Distribution Date. Funds in the Swap Account 2 and to the extent specified, payments received from the Class A-3 Basis Risk Payback Counterparty, will be distributed on each Distribution Date in the following order of priority:

(i)  to the Swap Provider 2, the Net Swap Payment 2 and any Swap Termination Payment 2 (other than a defaulted swap termination payment) owed to the Swap Provider 2 for such Distribution Date,

(ii) to the extent not paid from available funds, from the Swap Account 2, first, to pay any unpaid interest on the Class A-3 Certificates, including any accrued and unpaid interest from a prior Distribution Date, second, to pay any unpaid interest from prior Distribution Dates to the Class M Certificates sequentially and third to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class B Certificates sequentially;

(iii) to the extent not paid from available funds, from the Swap Account 2, to pay the Basis Risk Carry Forward Amount on the Class A-3 Certificates, Class M Certificates and Class B Certificates remaining unpaid in the same order of priority as described in (q) above (under “Allocation of Net Monthly Excess Cash Flow”);

(iv) to the extent not paid from available funds or the Swap Account 2, from payments made by the Class A-3 Basis Risk Payback Counterparty, to pay any remaining unpaid interest on the Class A-3 Certificates, including any accrued and unpaid interest from a prior Distribution Date, and the Basis Risk Carry Forward Amount on the Class A-3 Certificates after application of payments above;

(v) to the extent not paid from available funds, from the Swap Account 2, to pay any principal on the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M Certificates and on the Class B Certificates in accordance with the principal payment provisions described above (under “Principal Distributions on the LIBOR Certificates”) in an amount necessary to maintain the applicable Specified Subordinated Amount;

(vi) to the extent not paid from available funds, from the Swap Account 2, to pay any Unpaid Realized Loss Amounts remaining on the Class M Certificates and Class B Certificates, sequentially;

(vii) to the extent not paid from available funds, from the Swap Account 2, to pay to the Class A-3 Basis Risk Payback Counterparty, any Accumulated Class A-3 Basis Risk Payback Counterparty Payment; and

(viii) any remaining amounts to be distributed to the Class X Certificates as described in the pooling and servicing agreement.

Interest Remittance Amount:	With respect to any Distribution Date and the mortgage loans in a loan group, that portion of available funds attributable to interest relating to mortgage loans in that mortgage loan group.

Summary of Terms (cont’d)
Accrued Certificate Interest:

For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that class’s share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute.

Principal Distribution Amount:	For each Distribution Date will equal the sum of (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.
Basic Principal Distribution Amount:

With respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Subordinated Amount, if any, for that Distribution Date.

Net Monthly Excess Cash Flow:	Available Funds remaining after the amount necessary to make all payments of interest and principal to the LIBOR Certificates.
Extra Principal Distribution Amount:	As of any Distribution Date, the lesser of (x) the Total Monthly Excess Spread for that Distribution Date and (y) the Subordination Deficiency, if any, for that Distribution Date.
Total Monthly Excess Spread:

As to any Distribution Date equals the excess, if any, of (x) the interest on the mortgage loans received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Servicer Remittance Date, net of the servicing fee, trustee fee, the Loan Performance Advisor fee, over (y) the sum of the amount paid as interest to the Certificates at their respective Pass-Through Rates, the Net Swap Payment 1 to the Swap Provider 1 and the Net Swap Payment 2 made to the Swap Provider 2.

Subordinated Amount:

With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account the distribution of the Principal Remittance Amount on that Distribution Date) over (b) the aggregate Class Certificate Balance of the LIBOR Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on that Distribution Date).

Summary of Terms (cont’d)
Specified Subordinated Amount:

Prior to the Stepdown Date, an amount equal to 3.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.  On and after the Stepdown Date, an amount equal to 7.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account the distribution of the Principal Remittance Amount on that Distribution Date), subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period’s Specified Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists.  When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

Excess Subordinated Amount:	With respect to any Distribution Date, the excess, if any, of (a) the Subordinated Amount on that Distribution Date over (b) the Specified Subordinated Amount.
Subordination Deficiency:	With respect to any Distribution Date, the excess, if any, of (a) the Specified Subordinated Amount for that Distribution Date over (b) the Subordinated Amount for that Distribution Date.
Principal Remittance Amount:

With respect to any Distribution Date, to the extent of funds available as described in the prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period:  (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior Distribution Date through the business day prior to the current Distribution Date; (v) the Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional Clean-up Call (to the extent they relate to principal).

Summary of Terms (cont’d)
Class A Principal Allocation Percentage:

For any Distribution Date is the percentage equivalent of a fraction, determined as follows:

(1)

with respect to the Class A-1 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date;

(2)

with respect to the Class A-2 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

(3)

with respect to the Class A-3 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group III Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

Class A Principal Distribution Amount:

For any Distribution Date is the excess of (a) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) approximately 48.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,491,288.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date) and (b) the Class Certificate Balance of the Class M-1 Certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 65.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,491,288.

Class M-2 Principal Distribution Amount:

With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 Certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date) and (c) the Class Certificate Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 78.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,491,288.

Summary of Terms (cont’d)
Class M-3 Principal Distribution Amount:

With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 Certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 Certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date) and (d) the Class Certificate Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 81.90% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,491,288.

Class B-1 Principal Distribution Amount:

With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 Certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 Certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 Certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date) and (e) the Class Certificate Balance of the Class B-1 Certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 85.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,491,288.

Class B-2 Principal Distribution Amount:

With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 Certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 Certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 Certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class B-1 Certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), and (f) the Class Certificate Balance of the Class B-2 Certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 87.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,491,288.

Summary of Terms (cont’d)
Class B-3 Principal Distribution Amount:

With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 Certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 Certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 Certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class B-1 Certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate Balance of the Class B-2 Certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on that Distribution Date) and (g) the Class Certificate Balance of the Class B-3 Certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 90.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,491,288.

Class B-4 Principal Distribution Amount:

With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 Certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 Certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 Certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class B-1 Certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate Balance of the Class B-2 Certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on that Distribution Date), (g) the Class Certificate Balance of the Class B-3 Certificates (after taking into account distribution of the Class B-3 Principal Distribution Amount on that Distribution Date) and (h) the Class Certificate Balance of the Class B-4 Certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 93.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,491,288.

Weighted Average Life Sensitivity

To CALL

PPC (%)		50	75	100	125	150	175
A-1B	WAL (yrs) First Payment Date Expected Final Maturity Window	4.94 10/ 25/ 2005 7/ 25/ 2021 1 - 190	3.31 10/ 25/ 2005 7/ 25/ 2016 1 - 130	2.41 10/ 25/ 2005 9/ 25/ 2013 1 - 96	1.73 10/ 25/ 2005 12/ 25/ 2011 1 -75	1.19 10/ 25/ 2005 9/ 25/ 2008 1 - 36	0.99 10/ 25/ 2005 2/ 25/ 2008 1 - 29
A-2A	WAL (yrs) First Payment Date Expected Final Maturity Window	1.99 10/ 25/ 2005 12/ 25/ 2009 1 - 51	1.34 10/ 25/ 2005 7/ 25/ 2008 1 - 34	1.00 10/ 25/ 2005 10/ 25/ 2007 1 - 25	0.79 10/ 25/ 2005 5/ 25/ 2007 1 -20	0.66 10/ 25/ 2005 1/ 25/ 2007 1 - 16	0.55 10/ 25/ 2005 11/ 25/ 2006 1 - 14
A-2B	WAL (yrs) First Payment Date Expected Final Maturity Window	6.32 12/ 25/ 2009 5/ 25/ 2015 51 - 116	4.24 7/ 25/ 2008 4/ 25/ 2012 34 -79	3.00 10/ 25/ 2007 7/ 25/ 2010 25 - 58	2.13 5/ 25/ 2007 5/ 25/ 2008 20 - 32	1.74 1/ 25/ 2007 11/ 25/ 2007 16 - 26	1.45 11/ 25/ 2006 7/ 25/ 2007 14 -22
A-2C	WAL (yrs) First Payment Date Expected Final Maturity Window	13.74 5/ 25/ 2015 7/ 25/ 2021 116 - 190	9.39 4/ 25/ 2012 7/ 25/ 2016 79 - 130	6.96 7/ 25/ 2010 9/ 25/ 2013 58 - 96	4.91 5/ 25/ 2008 12/ 25/ 2011 32 - 75	2.59 11/ 25/ 2007 9/ 25/ 2008 26 - 36	2.15 7/ 25/ 2007 3/ 25/ 2008 22 -30
A-3	WAL (yrs) First Payment Date Expected Final Maturity Window	4.93 10/ 25/ 2005 7/ 25/ 2021 1 - 190	3.26 10/ 25/ 2005 7/ 25/ 2016 1 - 130	2.34 10/ 25/ 2005 9/ 25/ 2013 1 - 96	1.66 10/ 25/ 2005 12/ 25/ 2011 1 -75	1.15 10/ 25/ 2005 8/ 25/ 2008 1 - 35	0.94 10/ 25/ 2005 2/ 25/ 2008 1 - 29
M-1	WAL (yrs) First Payment Date Expected Final Maturity Window	10.52 10/ 25/ 2010 7/ 25/ 2021 61 - 190	7.09 1/ 25/ 2009 7/ 25/ 2016 40 - 130	5.37 2/ 25/ 2009 9/ 25/ 2013 41 - 96	4.92 7/ 25/ 2009 12/ 25/ 2011 46 - 75	4.83 9/ 25/ 2008 9/ 25/ 2010 36 - 60	3.95 3/ 25/ 2008 11/ 25/ 2009 30 -50
M-2	WAL (yrs) First Payment Date Expected Final Maturity Window	10.52 10/ 25/ 2010 7/ 25/ 2021 61 - 190	7.09 1/ 25/ 2009 7/ 25/ 2016 40 - 130	5.31 12/ 25/ 2008 9/ 25/ 2013 39 - 96	4.51 2/ 25/ 2009 12/ 25/ 2011 41 - 75	4.32 6/ 25/ 2009 9/ 25/ 2010 45 - 60	3.61 10/ 25/ 2008 11/ 25/ 2009 37 -50
M-3	WAL (yrs) First Payment Date Expected Final Maturity Window	10.52 10/ 25/ 2010 7/ 25/ 2021 61 - 190	7.09 1/ 25/ 2009 7/ 25/ 2016 40 - 130	5.29 11/ 25/ 2008 9/ 25/ 2013 38 - 96	4.40 1/ 25/ 2009 12/ 25/ 2011 40 - 75	4.01 4/ 25/ 2009 9/ 25/ 2010 43 - 60	3.34 9/ 25/ 2008 11/ 25/ 2009 36 -50
B-1	WAL (yrs) First Payment Date Expected Final Maturity Window	10.52 10/ 25/ 2010 7/ 25/ 2021 61 - 190	7.09 1/ 25/ 2009 7/ 25/ 2016 40 - 130	5.29 11/ 25/ 2008 9/ 25/ 2013 38 - 96	4.37 12/ 25/ 2008 12/ 25/ 2011 39 - 75	3.93 2 /25/ 2009 9/ 25/ 2010 41 - 60	3.28 8/ 25/ 2008 11/ 25/ 2009 35 -50
B-2	WAL (yrs) First Payment Date Expected Final Maturity Window	10.52 10/ 25/ 2010 7/ 25/ 2021 61 - 190	7.09 1/ 25/ 2009 7/ 25/ 2016 40 - 130	5.29 11/ 25/ 2008 9/ 25/ 2013 38 - 96	4.34 12/ 25/ 2008 12/ 25/ 2011 39 - 75	3.87 1/ 25/ 2009 9/ 25/ 2010 40 - 60	3.22 7/ 25/ 2008 11/ 25/ 2009 34 -50
B-3	WAL (yrs) First Payment Date Expected Final Maturity Window	10.52 10/ 25/ 2010 7/ 25/ 2021 61 - 190	7.09 1/ 25/ 2009 7/ 25/ 2016 40 - 130	5.27 10/ 25/ 2008 9/ 25/ 2013 37 - 96	4.33 11/ 25/ 2008 12/ 25/ 2011 38 - 75	3.82 12/ 25/ 2008 9/ 25/ 2010 39 - 60	3.18 6/ 25/ 2008 11/ 25/ 2009 33 -50

Weighted Average Life Sensitivity

To MATURITY

PPC (%)		50	75	100	125	150	175
A-1B	WAL (yrs)	5.22	3.55	2.59	1.87	1.19	0.99
	First Payment Date	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005
	Expected Final Maturity	11/ 25/ 2032	9/ 25/ 2027	7/ 25/ 2022	10/ 25/ 2018	9/ 25/ 2008	2/ 25/ 2008
	Window	1 - 326	1 - 264	1 -202	1 - 157	1 - 36	1 - 29
A-2A	WAL (yrs)	1.99	1.34	1.00	0.79	0.66	0.55
	First Payment Date	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005
	Expected Final Maturity	12/ 25/ 2009	7/ 25/ 2008	10/ 25/ 2007	5/ 25/ 2007	1/ 25/ 2007	11/ 25/ 2006
	Window	1 - 51	1 - 34	1 - 25	1 -20	1 - 16	1 - 14
A-2B	WAL (yrs)	6.32	4.24	3.00	2.13	1.74	1.45
	First Payment Date	12/ 25/ 2009	7/ 25/ 2008	10/ 25/ 2007	5/ 25/ 2007	1/ 25/ 2007	11/ 25/ 2006
	Expected Final Maturity	5/ 25/ 2015	4/ 25/ 2012	7/ 25/ 2010	5/ 25/ 2008	11/ 25/ 2007	7/ 25/ 2007
	Window	51 - 116	34 -79	25 - 58	20 - 32	16 - 26	14 -22
A-2C	WAL (yrs)	15.8	11.3	8.55	6.24	2.59	2.15
	First Payment Date	5/ 25/ 2015	4/ 25/ 2012	7/ 25/ 2010	5/ 25/ 2008	11/ 25/ 2007	7/ 25/ 2007
	Expected Final Maturity	4/ 25/ 2033	7/ 25/ 2028	6/ 25/ 2023	9/ 25/ 2019	9/ 25/ 2008	3/ 25/ 2008
	Window	116 - 331	79 - 274	58 - 213	32 -168	26 - 36	22 -30
A-3	WAL (yrs)	5.22	3.47	2.48	1.75	1.15	0.94
	First Payment Date	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005
	Expected Final Maturity	1/ 25/ 2033	11/ 25/ 2026	2/ 25/ 2021	11/ 25/ 2016	8/ 25/ 2008	2/ 25/ 2008
	Window	1 - 328	1 - 254	1 -185	1 - 134	1 - 35	1 - 29
M-1	WAL (yrs)	11.42	7.85	5.96	5.38	6.34	5.16
	First Payment Date	10/ 25/ 2010	1/ 25/ 2009	2/ 25/ 2009	7/ 25/ 2009	9/ 25/ 2008	3/ 25/ 2008
	Expected Final Maturity	12/ 25/ 2031	3/ 25/ 2026	5/ 25/ 2021	1/ 25/ 2018	1/ 25/ 2017	2/ 25/ 2015
	Window	61 - 315	40 - 246	41 - 188	46 -148	36 - 136	30 - 113
M-2	WAL (yrs)	11.38	7.80	5.85	4.94	4.67	3.90
	First Payment Date	10/ 25/ 2010	1/ 25/ 2009	12/ 25/ 2008	2/ 25/ 2009	6/ 25/ 2009	10/ 25/ 2008
	Expected Final Maturity	9/ 25/ 2030	9/ 25/ 2024	2/ 25/ 2020	12/ 25/ 2016	10/ 25/ 2014	3/ 25/ 2013
	Window	61 - 300	40 - 228	39 - 173	41 -135	45 - 109	37 -90
M-3	WAL (yrs)	11.32	7.74	5.79	4.79	4.33	3.60
	First Payment Date	10/ 25/ 2010	1/ 25/ 2009	11/ 25/ 2008	1/ 25/ 2009	4/ 25/ 2009	9/ 25/ 2008
	Expected Final Maturity	12/ 25/ 2028	10/ 25/ 2022	7/ 25/ 2018	9/ 25/ 2015	10/ 25/ 2013	5/ 25/ 2012
	Window	61 - 279	40 - 205	38 - 154	40 -120	43 - 97	36 -80
B-1	WAL (yrs)	11.28	7.70	5.75	4.73	4.23	3.52
	First Payment Date	10/ 25/ 2010	1/ 25/ 2009	11/ 25/ 2008	12/ 25/ 2008	2/ 25/ 2009	8/ 25/ 2008
	Expected Final Maturity	4/ 25/ 2028	2/ 25/ 2022	1/ 25/ 2018	4/ 25/ 2015	6/ 25/ 2013	2/ 25/ 2012
	Window	61 - 271	40 - 197	38 - 148	39 -115	41 - 93	35 -77
B-2	WAL (yrs)	11.22	7.64	5.71	4.67	4.14	3.43
	First Payment Date	10/ 25/ 2010	1/ 25/ 2009	11/ 25/ 2008	12/ 25/ 2008	1/ 25/ 2009	7/ 25/ 2008
	Expected Final Maturity	5/ 25/ 2027	3/ 25/ 2021	4/ 25/ 2017	10/ 25/ 2014	1/ 25/ 2013	9/ 25/ 2011
	Window	61 - 260	40 - 186	38 - 139	39 -109	40 - 88	34 -72
B-3	WAL (yrs)	11.13	7.56	5.63	4.61	4.05	3.36
	First Payment Date	10/ 25/ 2010	1/ 25/ 2009	10/ 25/ 2008	11/ 25/ 2008	12/ 25/ 2008	6/ 25/ 2008
	Expected Final Maturity	6/ 25/ 2026	6/ 25/ 2020	9/ 25/ 2016	4/ 25/ 2014	8/ 25/ 2012	5/ 25/ 2011
	Window	61 - 249	40 - 177	37 - 132	38 -103	39 - 83	33 -68

CPR Sensitivity

To CALL

CPR (%)		20	25	30
A-1B	WAL (yrs)	3.03	2.34	1.77
	First Payment Date	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005
	Expected Final Maturity	8/ 25/ 2015	7/ 25/ 2013	1/ 25/ 2012
	Window	1 - 119	1 - 94	1 - 76
A-2A	WAL (yrs)	1.15	0.91	0.74
	First Payment Date	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005
	Expected Final Maturity	3/ 25/ 2008	9/ 25/ 2007	4/ 25/ 2007
	Window	1 - 30	1 - 24	1 -19
A-2B	WAL (yrs)	3.71	2.72	2.08
	First Payment Date	3/ 25/ 2008	9/ 25/ 2007	4/ 25/ 2007
	Expected Final Maturity	6/ 25/ 2011	3/ 25/ 2010	5/ 25/ 2008
	Window	30 -69	24 -54	19 - 32
A-2C	WAL (yrs)	8.39	6.61	4.79
	First Payment Date	6/ 25/ 2011	3/ 25/ 2010	5/ 25/ 2008
	Expected Final Maturity	8/ 25/ 2015	7/ 25/ 2013	1/ 25/ 2012
	Window	69 - 119	54 -94	32 - 76
A-3	WAL (yrs)	3.08	2.37	1.79
	First Payment Date	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005
	Expected Final Maturity	8/ 25/ 2015	7/ 25/ 2013	1/ 25/ 2012
	Window	1 - 119	1 - 94	1 - 76
M-1	WAL (yrs)	6.48	5.30	4.93
	First Payment Date	10/ 25/ 2008	2/ 25/ 2009	7/ 25/ 2009
	Expected Final Maturity	8/ 25/ 2015	7/ 25/ 2013	1/ 25/ 2012
	Window	37 - 119	41 -94	46 - 76
M-2	WAL (yrs)	6.48	5.21	4.55
	First Payment Date	10/ 25/ 2008	12/ 25/ 2008	2/ 25/ 2009
	Expected Final Maturity	8/ 25/ 2015	7/ 25/ 2013	1/ 25/ 2012
	Window	37 - 119	39 -94	41 - 76
M-3	WAL (yrs)	6.48	5.19	4.45
	First Payment Date	10/ 25/ 2008	11/ 25/ 2008	1/ 25/ 2009
	Expected Final Maturity	8/ 25/ 2015	7/ 25/ 2013	1/ 25/ 2012
	Window	37 - 119	38 -94	40 - 76
B-1	WAL (yrs)	6.48	5.17	4.42
	First Payment Date	10/ 25/ 2008	11/ 25/ 2008	12/ 25/ 2008
	Expected Final Maturity	8/ 25/ 2015	7/ 25/ 2013	1/ 25/ 2012
	Window	37 - 119	38 -94	39 - 76
B-2	WAL (yrs)	6.48	5.17	4.39
	First Payment Date	10/ 25/ 2008	11/ 25/ 2008	12/ 25/ 2008
	Expected Final Maturity	8/ 25/ 2015	7/ 25/ 2013	1/ 25/ 2012
	Window	37 - 119	38 -94	39 - 76
B-3	WAL (yrs)	6.48	5.17	4.38
	First Payment Date	10/ 25/ 2008	10/ 25/ 2008	11/ 25/ 2008
	Expected Final Maturity Window	8/ 25/ 2015 37 - 119	7/ 25/ 2013 37 -94	1/ 25/ 2012 38 - 76

CPR Sensitivity

To MATURITY

CPR (%)		20	25	30
A-2A	WAL (yrs)	3.27	2.53	1.93
	First Payment Dat e	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005
	Expect ed Final Mat urit y	11/ 25/ 2026	11/ 25/ 2022	11/ 25/ 2019
	Window	1 - 254	1 - 206	1 - 170
A-2A	WAL (yrs)	1.15	0.91	0.74
	First Payment Dat e	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005
	Expect ed Final Mat urity	3/ 25/ 2008	9/ 25/ 2007	4/ 25/ 2007
	Window	1 -30	1 -24	1 - 19
A-2B	WAL (yrs)	3.71	2.72	2.08
	First Payment Dat e	3/ 25/ 2008	9/ 25/ 2007	4/ 25/ 2007
	Expect ed Final Mat urity	6/ 25/ 2011	3/ 25/ 2010	5/ 25/ 2008
	Window	30 - 69	24 - 54	19 - 32
A-2C	WAL (yr s)	9.79	7.74	5.74
	First Payment Dat e	6/ 25/ 2011	3/ 25/ 2010	5/ 25/ 2008
	Expect ed Final Mat urity	2/ 25/ 2027	2/ 25/ 2023	1/ 25/ 2020
	Window	69 -257	54 -209	32 - 172
M-1	WAL (yrs)	3.36	2.59	1.98
	First Payment Dat e	10/ 25/ 2005	10/ 25/ 2005	10/ 25/ 2005
	Expect ed Final Mat urity	2/ 25/ 2027	2/ 25/ 2023	1/ 25/ 2020
	Window	1 - 257	1 - 209	1 - 172
M-2	WAL (yrs)	7.2	5.87	5.41
	First Payment Dat e	10/ 25/ 2008	2/ 25/ 2009	7/ 25/ 2009
	Expect ed Final Mat urit y	11/ 25/ 2024	2/ 25/ 2021	4/ 25/ 2018
	Window	37 -230	41 -185	46 - 151
M-3	WAL (yrs)	7.15	5.75	5
	First Payment Dat e	10/ 25/ 2008	12/ 25/ 2008	2/ 25/ 2009
	Expect ed Final Mat urit y	5/ 25/ 2023	10/ 25/ 2019	4/ 25/ 2017
	Window	37 -212	39 -169	41 - 139
M-4	WAL (yrs)	7.1	5.68	4.86
	First Payment Dat e	10/ 25/ 2008	11/ 25/ 2008	1/ 25/ 2009
	Expect ed Final Mat urity	7/ 25/ 2021	4/ 25/ 2018	12/ 25/ 2015
	Window	37 -190	38 -151	40 - 123
B-1	WAL (yrs)	7.06	5.63	4.81
	First Payment Dat e	10/ 25/ 2008	11/ 25/ 2008	12/ 25/ 2008
	Expect ed Final Mat urit y	11/ 25/ 2020	10/ 25/ 2017	7/ 25/ 2015
	Window	37 -182	38 -145	39 - 118
B-2	WAL (yrs)	7.00	5.59	4.74
	First Payment Dat e	10/ 25/ 2008	11/ 25/ 2008	12/ 25/ 2008
	Expect ed Final Mat urity	1/ 25/ 2020	2/ 25/ 2017	12/ 25/ 2014
	Window	37 -172	38 -137	39 - 111
B-3	WAL (yrs)	6.93	5.52	4.68
	First Payment Dat e	10/ 25/ 2008	10/ 25/ 2008	11/ 25/ 2008
	Expect ed Final Mat urity Window	4/ 25/ 2019 37 -163	6/ 25/ 2016 37 -129	6/ 25/ 2014 38 - 105

Breakeven CDR Analysis

Assumptions:	Class	CDR %	Cumulative Loss (1)
PPC: 100%	M-1	21.811%	23.24%
Required Overcollateralization: Never steps down	M-2	14.670%	17.94%
Sequential Trigger: As defined	M-3	13.150%	16.61%
Forward LIBOR	B-1	11.575%	15.13%
Lag to Recovery: 12 Months	B-2	10.476%	14.04%
Loss Severity: 50%	B-3	9.333%	12.84%
To Maturity
	(1) Expressed as a percentage of the aggregate principal balance of the mortgage loans as of the Cut-off Date.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date	A-1B Cap (%)	A-2A Cap (%)	A-2B Cap (%)	A-2C Cap (%)	A-3 Cap (%)	M-1 Cap (%)	M-2 Cap (%)	M-3 Cap (%)	B-1 Cap (%)	B-2 Cap (%)	B -3 Cap (%)
	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360

October 2005	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
November 2005	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
December 2005	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
January 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
February 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
March 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
April 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
May 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
June 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
July 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
August 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
September 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
October 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
November 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
December 2006	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	21.40	21.90
January 2007	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	21.25	15.62	10.50
February 2007	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	16.19	10.50	10.50
March 2007	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	20.24	10.50	10.50
April 2007	20.33	20.12	20.29	20.38	N/A	20.50	20.68	20.73	27.42	18.22	10.50
May 2007	14.07	13.46	13.46	13.46	N/A	10.50	10.50	10.50	10.50	10.50	10.50
June 2007	13.74	13.15	13.15	13.15	N/A	10.50	10.50	10.50	10.50	10.50	10.50
July 2007	13.99	13.38	13.38	13.38	N/A	10.50	10.50	10.50	10.50	10.50	10.50
August 2007	13.67	13.08	13.08	13.08	N/A	10.50	10.50	10.50	10.50	10.50	10.50
September 2007	13.65	13.07	13.07	13.07	N/A	10.50	10.50	10.50	10.50	10.50	10.50
October 2007	13.95	13.38	13.38	13.38	N/A	10.50	10.50	10.50	10.50	10.50	10.50
November 2007	14.96	-	14.08	14.08	N/A	10.50	10.50	10.50	10.50	10.50	10.50
December 2007	15.33	-	14.42	14.42	N/A	10.50	10.50	10.50	10.50	10.50	10.50
January 2008	15.02	-	14.14	14.14	N/A	10.50	10.50	10.50	10.50	10.50	10.50
February 2008	15.07	-	14.19	14.19	N/A	10.50	10.50	10.50	10.50	10.50	10.50
March 2008	15.85	-	14.91	14.91	N/A	10.52	10.52	10.52	10.52	10.52	10.52
April 2008	15.20	-	14.35	14.35	N/A	10.50	10.50	10.50	10.50	10.50	10.50
May 2008	16.94	-	15.75	15.75	N/A	11.40	11.40	11.40	11.40	11.40	11.40
June 2008	16.65	-	15.50	15.50	N/A	11.03	11.03	11.03	11.03	11.03	11.03
July 2008	17.18	-	15.99	15.99	N/A	11.40	11.40	11.40	11.40	11.40	11.40
August 2008	16.91	-	15.76	15.76	N/A	11.03	11.03	11.03	11.03	11.03	11.03
September 2008	17.07	-	15.92	15.92	N/A	11.03	11.03	11.03	11.03	11.03	11.03
October 2008	65.17	-	70.99	61.89	N/A	11.54	11.41	11.41	11.41	11.41	11.41
November 2008	22.37	-	21.04	21.04	N/A	11.81	11.81	11.81	11.81	11.81	11.81
December 2008	22.65	-	21.27	21.27	N/A	12.32	12.21	12.21	12.21	12.21	12.21
January 2009	21.74	-	20.41	20.41	N/A	11.81	11.81	11.81	11.81	11.81	11.81
February 2009	21.44	-	20.11	20.11	N/A	11.81	11.81	11.81	11.81	11.81	11.81
March 2009	23.15	-	21.85	21.62	N/A	13.20	13.08	13.08	13.08	13.08	13.08
April 2009	20.88	-	19.54	19.54	N/A	11.81	11.81	11.81	11.81	11.81	11.81
May 2009	21.22	-	19.85	19.85	N/A	12.24	12.24	12.24	12.24	12.24	12.24
June 2009	20.38	-	19.05	19.05	N/A	11.85	11.85	11.85	11.85	11.85	11.85
July 2009	20.78	-	19.41	19.41	N/A	12.24	12.24	12.24	12.24	12.24	12.24
August 2009	20.15	-	18.82	18.82	N/A	11.85	11.85	11.85	11.85	11.85	11.85
September 2009	20.10	-	18.77	18.77	N/A	11.85	11.85	11.85	11.85	11.85	11.85
October 2009	20.62	-	19.24	19.24	N/A	12.24	12.24	12.24	12.24	12.24	12.24
November 2009	20.02	-	18.69	18.69	N/A	11.87	11.87	11.87	11.87	11.87	11.87

[1]Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and
Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.
[2]Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date	A-1B Cap (%)	A-2A Cap (%)	A-2B Cap (%)	A-2C Cap (%)	A-3 Cap (%)	M-1 Cap (%)	M-2 Cap (%)	M-3 Cap (%)	B-1 Cap (%)	B-2 Cap (%)	B -3 Cap (%)
	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360

December 2009	20.54	-	19.17	19.17	N/A	12.27	12.27	12.27	12.27	12.27	12.27
January 2010	19.92	-	18.59	18.59	N/A	11.87	11.87	11.87	11.87	11.87	11.87
February 2010	19.87	-	18.54	18.54	N/A	11.87	11.87	11.87	11.87	11.87	11.87
March 2010	21.73	-	20.59	20.24	N/A	13.29	13.14	13.14	13.14	13.14	13.14
April 2010	19.78	-	18.45	18.45	N/A	11.87	11.87	11.87	11.87	11.87	11.87
May 2010	18.41	-	17.04	17.04	N/A	12.28	12.28	12.28	12.28	12.28	12.28
June 2010	17.82	-	16.49	16.49	N/A	11.89	11.89	11.89	11.89	11.89	11.89
July 2010	18.41	-	17.04	17.04	N/A	12.28	12.28	12.28	12.28	12.28	12.28
August 2010	17.82	-	16.49	16.49	N/A	11.89	11.89	11.89	11.89	11.89	11.89
September 2010	17.82	-	-	16.49	N/A	11.89	11.89	11.89	11.89	11.89	11.89
October 2010	18.41	-	-	17.04	N/A	12.28	12.28	12.28	12.28	12.28	12.28
November 2010	17.83	-	-	16.50	N/A	11.89	11.89	11.89	11.89	11.89	11.89
December 2010	18.42	-	-	17.05	N/A	12.29	12.29	12.29	12.29	12.29	12.29
January 2011	17.83	-	-	16.50	N/A	11.89	11.89	11.89	11.89	11.89	11.89
February 2011	17.83	-	-	16.50	N/A	11.89	11.89	11.89	11.89	11.89	11.89
March 2011	19.83	-	-	18.32	N/A	13.17	13.17	13.17	13.17	13.17	13.17
April 2011	17.83	-	-	16.49	N/A	11.89	11.89	11.89	11.89	11.89	11.89
May 2011	18.43	-	-	17.06	N/A	12.30	12.30	12.30	12.30	12.30	12.30
June 2011	17.84	-	-	16.51	N/A	11.90	11.90	11.90	11.90	11.90	11.90
July 2011	18.43	-	-	17.05	N/A	12.30	12.30	12.30	12.30	12.30	12.30
August 2011	17.84	-	-	16.50	N/A	11.90	11.90	11.90	11.90	11.90	11.90
September 2011	17.84	-	-	16.50	N/A	11.90	11.90	11.90	11.90	11.90	11.90
October 2011	18.43	-	-	17.05	N/A	12.30	12.30	12.30	12.30	12.30	12.30
November 2011	17.84	-	-	16.51	N/A	11.91	11.91	11.91	11.91	11.91	11.91
December 2011	18.44	-	-	17.06	N/A	12.30	12.30	12.30	12.30	12.30	12.30
January 2012	17.84	-	-	16.51	N/A	11.91	11.91	11.91	11.91	11.91	11.91
February 2012	17.84	-	-	16.51	N/A	11.90	11.90	11.90	11.90	11.90	11.90
March 2012	19.07	-	-	17.65	N/A	12.73	12.73	12.73	12.73	12.73	12.73
April 2012	17.84	-	-	16.51	N/A	11.90	11.90	11.90	11.90	11.90	11.90
May 2012	18.44	-	-	17.06	N/A	12.30	12.30	12.30	12.30	12.30	12.30
June 2012	17.84	-	-	16.51	N/A	11.90	11.90	11.90	11.90	11.90	11.90
July 2012	18.44	-	-	17.06	N/A	12.30	12.30	12.30	12.30	12.30	12.30
August 2012	17.85	-	-	16.50	N/A	11.90	11.90	11.90	11.90	11.90	11.90
September 2012	17.85	-	-	16.50	N/A	11.90	11.90	11.90	11.90	11.90	11.90
October 2012	18.44	-	-	17.05	N/A	12.27	12.27	12.27	12.27	12.27	12.27
November 2012	17.84	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
December 2012	18.44	-	-	17.05	N/A	12.27	12.27	12.27	12.27	12.27	12.27
January 2013	17.84	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
February 2013	17.84	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
March 2013	19.82	-	-	18.31	N/A	13.15	13.15	13.15	13.15	13.15	13.15
April 2013	17.84	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
May 2013	18.44	-	-	17.05	N/A	12.27	12.27	12.27	12.27	12.27	12.27
June 2013	17.85	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
July 2013	18.44	-	-	17.05	N/A	12.27	12.27	12.27	12.27	12.27	12.27
August 2013	17.85	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
September 2013	17.85	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
October 2013	18.44	-	-	17.05	N/A	12.27	12.27	12.27	12.27	12.27	12.27
November 2013	17.85	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
December 2013	18.45	-	-	17.05	N/A	12.28	12.28	12.28	12.28	12.28	12.28
January 2014	17.85	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88

[1]Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and
Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.
[2]Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date	A-1B Cap (%)	A-2A Cap (%)	A-2B Cap (%)	A-2C Cap (%)	A-3 Cap (%)	M-1 Cap (%)	M-2 Cap (%)	M-3 Cap (%)	B-1 Cap (%)	B-2 Cap (%)	B -3 Cap (%)
	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360

February 2014	17.85	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
March 2014	19.80	-	-	18.29	N/A	13.16	13.16	13.16	13.16	13.16	13.16
April 2014	17.85	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
May 2014	18.45	-	-	17.05	N/A	12.28	12.28	12.28	12.28	12.28	12.28
June 2014	17.86	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
July 2014	18.45	-	-	17.05	N/A	12.28	12.28	12.28	12.28	12.28	12.28
August 2014	17.86	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
September 2014	17.86	-	-	16.50	N/A	11.88	11.88	11.88	11.88	11.88	11.88
October 2014	18.45	-	-	17.05	N/A	12.28	12.28	12.28	12.28	12.28	12.28
November 2014	17.05	-	-	15.69	N/A	11.89	11.89	11.89	11.89	11.89	11.89
December 2014	14.28	-	-	12.88	N/A	12.28	12.28	12.28	12.28	12.28	12.28
January 2015	13.86	-	-	12.50	N/A	11.89	11.89	11.89	11.89	11.89	11.89
February 2015	13.91	-	-	12.54	N/A	11.89	11.89	11.89	11.89	11.89	11.89
March 2015	15.45	-	-	13.94	N/A	13.17	13.17	13.17	13.17	13.17	13.17
April 2015	14.00	-	-	12.63	N/A	11.89	11.89	11.89	11.89	11.89	11.89
May 2015	14.51	-	-	13.10	N/A	12.29	12.29	12.29	12.29	12.29	12.29
June 2015	14.09	-	-	12.72	N/A	11.89	11.89	11.89	11.89	11.89	11.89
July 2015	14.61	-	-	13.20	N/A	12.29	12.29	12.29	12.29	12.29	12.29
August 2015	14.19	-	-	12.82	N/A	11.90	11.90	11.90	11.90	11.90	11.90
September 2015	14.24	-	-	12.87	N/A	11.90	11.90	11.90	11.90	11.90	11.90
October 2015	14.77	-	-	13.36	N/A	12.30	12.30	12.30	12.30	12.30	12.30
November 2015	14.35	-	-	12.98	N/A	11.90	11.90	11.90	11.90	11.90	11.90
December 2015	14.89	-	-	13.47	N/A	12.30	12.30	12.30	12.30	12.30	12.30
January 2016	14.46	-	-	13.09	N/A	11.90	11.90	11.90	11.90	11.90	11.90
February 2016	14.52	-	-	13.15	N/A	11.91	11.91	11.91	11.91	11.91	11.91
March 2016	15.59	-	-	14.12	N/A	12.73	12.73	12.73	12.73	12.73	12.73
April 2016	14.65	-	-	13.27	N/A	11.91	11.91	11.91	11.91	11.91	11.91
May 2016	15.20	-	-	13.78	N/A	12.31	12.31	12.31	12.31	12.31	12.31
June 2016	14.78	-	-	13.40	N/A	11.91	11.91	11.91	11.91	11.91	11.91
July 2016	15.34	-	-	13.91	N/A	12.31	12.31	12.31	12.31	12.31	12.31
August 2016	14.91	-	-	13.53	N/A	11.92	11.92	11.92	11.92	11.92	11.92
September 2016	14.98	-	-	13.60	N/A	11.92	11.92	11.92	11.92	11.92	11.92
October 2016	15.56	-	-	14.13	N/A	12.32	12.32	12.32	12.32	12.32	12.32
November 2016	15.13	-	-	13.75	N/A	11.93	11.93	11.93	11.93	11.93	-
December 2016	15.71	-	-	14.29	N/A	12.33	12.33	12.33	12.33	12.33	-
January 2017	15.28	-	-	13.90	N/A	11.93	11.93	11.93	11.93	11.93	-
February 2017	15.36	-	-	13.98	N/A	11.93	11.93	11.93	11.93	11.93	-
March 2017	17.10	-	-	15.57	N/A	13.22	13.22	13.22	13.22	13.22	-
April 2017	15.53	-	-	14.15	N/A	11.94	11.94	11.94	11.94	11.94	-
May 2017	16.14	-	-	14.71	N/A	12.34	12.34	12.34	12.34	12.34	-
June 2017	15.71	-	-	14.32	N/A	11.95	11.95	11.95	11.95	-	-
July 2017	16.33	-	-	14.89	N/A	12.35	12.35	12.35	12.35	-	-
August 2017	15.89	-	-	14.51	N/A	11.95	11.95	11.95	11.95	-	-
September 2017	15.99	-	-	14.60	N/A	11.96	11.96	11.96	11.96	-	-
October 2017	16.63	-	-	15.19	N/A	12.36	12.36	12.36	12.36	-	-
November 2017	16.19	-	-	14.80	N/A	11.96	11.96	11.96	11.96	-	-
December 2017	16.84	-	-	15.40	N/A	12.37	12.37	12.37	12.37	-	-
January 2018	16.40	-	-	15.01	N/A	11.97	11.97	11.97	11.97	-	-
February 2018	16.51	-	-	15.12	N/A	11.98	11.98	11.98	11.98	-	-
March 2018	18.41	-	-	16.87	N/A	13.27	13.27	13.27	-	-	-

[1]Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and
Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.
[2]Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date	A-1B Cap (%)	A-2A Cap (%)	A-2B Cap (%)	A-2C Cap (%)	A-3 Cap (%)	M-1 Cap (%)	M-2 Cap (%)	M-3 Cap (%)	B-1 Cap (%)	B-2 Cap (%)	B -3 Cap (%)
	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360

April 2018	16.74	-	-	15.35	N/A	11.99	11.99	11.99	-	-	-
May 2018	17.43	-	-	15.99	N/A	12.39	12.39	12.39	-	-	-
June 2018	16.99	-	-	15.59	N/A	12.00	12.00	12.00	-	-	-
July 2018	17.68	-	-	16.24	N/A	12.40	12.40	12.40	-	-	-
August 2018	17.24	-	-	15.85	N/A	12.01	12.01	12.01	-	-	-
September 2018	17.37	-	-	15.98	N/A	12.01	12.01	-	-	-	-
October 2018	18.09	-	-	16.65	N/A	12.42	12.42	-	-	-	-
November 2018	17.65	-	-	16.25	N/A	12.02	12.02	-	-	-	-
December 2018	18.39	-	-	16.94	N/A	12.43	12.43	-	-	-	-
January 2019	17.94	-	-	16.54	N/A	12.03	12.03	-	-	-	-
February 2019	18.09	-	-	16.70	N/A	12.04	12.04	-	-	-	-
March 2019	20.28	-	-	18.69	N/A	13.34	13.34	-	-	-	-
April 2019	18.41	-	-	17.01	N/A	12.05	12.05	-	-	-	-
May 2019	19.20	-	-	17.75	N/A	12.46	12.46	-	-	-	-
June 2019	18.75	-	-	17.35	N/A	12.07	12.07	-	-	-	-
July 2019	19.56	-	-	18.11	N/A	12.48	12.48	-	-	-	-
August 2019	19.10	-	-	17.70	N/A	12.08	12.08	-	-	-	-
September 2019	19.28	-	-	17.88	N/A	12.09	12.09	-	-	-	-
October 2019	20.18	-	-	18.69	N/A	12.50	12.50	-	-	-	-
November 2019	19.68	-	-	18.27	N/A	12.11	12.11	-	-	-	-
December 2019	20.61	-	-	19.11	N/A	12.52	12.52	-	-	-	-
January 2020	20.11	-	-	18.68	N/A	12.12	12.12	-	-	-	-
February 2020	20.34	-	-	18.90	N/A	12.13	12.13	-	-	-	-
March 2020	22.07	-	-	20.47	N/A	12.98	12.98	-	-	-	-
April 2020	20.80	-	-	19.34	N/A	12.15	-	-	-	-	-
May 2020	21.78	-	-	20.24	N/A	12.57	-	-	-	-	-
June 2020	21.28	-	-	19.81	N/A	12.17	-	-	-	-	-
July 2020	22.28	-	-	20.74	N/A	12.59	-	-	-	-	-
August 2020	21.78	-	-	20.31	N/A	12.19	-	-	-	-	-
September 2020	22.04	-	-	20.56	N/A	12.20	-	-	-	-	-
October 2020	23.07	-	-	21.53	N/A	12.62	-	-	-	-	-
November 2020	22.57	-	-	21.10	N/A	12.23	-	-	-	-	-
December 2020	23.63	-	-	22.09	N/A	12.65	-	-	-	-	-
January 2021	23.13	-	-	21.66	N/A	12.25	-	-	-	-	-
February 2021	23.41	-	-	21.95	N/A	12.27	-	-	-	-	-
March 2021	26.26	-	-	24.64	N/A	13.59	-	-	-	-	-
April 2021	23.99	-	-	22.56	N/A	12.29	-	-	-	-	-
May 2021	25.10	-	-	23.64	N/A	12.72	-	-	-	-	-
June 2021	24.61	-	-	23.20	N/A	12.32	-	-	-	-	-
July 2021	25.78	-	-	24.32	N/A	12.73	-	-	-	-	-
August 2021	25.50	-	-	24.08	N/A	-	-	-	-	-	-
September 2021	26.24	-	-	24.82	N/A	-	-	-	-	-	-
October 2021	27.95	-	-	26.48	N/A	-	-	-	-	-	-
November 2021	27.93	-	-	26.52	N/A	-	-	-	-	-	-
December 2021	29.87	-	-	28.40	N/A	-	-	-	-	-	-
January 2022	29.98	-	-	28.56	N/A	-	-	-	-	-	-
February 2022	31.17	-	-	29.75	N/A	-	-	-	-	-	-
March 2022	35.98	-	-	34.41	N/A	-	-	-	-	-	-
April 2022	33.98	-	-	32.56	N/A	-	-	-	-	-	-
May 2022	36.85	-	-	35.38	N/A	-	-	-	-	-	-

[1]Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and
Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.
[2]Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date	A-1B Cap (%)	A-2A Cap (%)	A-2B Cap (%)	A-2C Cap (%)	A-3 Cap (%)	M-1 Cap (%)	M-2 Cap (%)	M-3 Cap (%)	B-1 Cap (%)	B-2 Cap (%)	B -3 Cap (%)
	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360	Actual/360

June 2022	37.57	-	-	36.15	N/A	-	-	-	-	-	-
July 2022	41.08	-	-	39.61	N/A	-	-	-	-	-	-
August 2022	42.29	-	-	40.86	N/A	-	-	-	-	-	-
September 2022	45.25	-	-	43.83	N/A	-	-	-	-	-	-
October 2022	*	-	-	48.92	N/A	-	-	-	-	-	-
November 2022	-	-	-	51.49	N/A	-	-	-	-	-	-
December 2022	-	-	-	58.47	N/A	-	-	-	-	-	-
January 2023	-	-	-	62.99	N/A	-	-	-	-	-	-
February 2023	-	-	-	71.28	N/A	-	-	-	-	-	-
March 2023	-	-	-	91.28	N/A	-	-	-	-	-	-
April 2023	-	-	-	98.28	N/A	-	-	-	-	-	-
May 2023	-	-	-	126.55	N/A	-	-	-	-	-	-
June 2023	-	-	-	163.97	N/A	-	-	-	-	-	-
July 2023	-	-	-	260.12	N/A	-	-	-	-	-	-
August 2023	-	-	-	*	N/A	-	-	-	-	-	-

* On the distributed date in October 2022, the Class A-1B Certificate Balance will be $1,316 and the interest paid is $55.
* On the distributed date in August 2023, the Class A-2C Certificate Balance will be $117,913 and the interest paid is $86,726.

[1]Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and
Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.
[2]Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

Notional Swap Schedule

Period	Accrual Start Date	Pay date	Swap Notional Schedule

1	9/29/2005	10/25/2005	$951,489,265.64
2	10/25/2005	11/25/2005	$921,263,440.60
3	11/25/2005	12/25/2005	$890,347,045.31
4	12/25/2005	1/25/2006	$858,839,738.29
5	1/25/2006	2/25/2006	$826,843,283.13
6	2/25/2006	3/25/2006	$794,460,977.97
7	3/25/2006	4/25/2006	$761,797,067.19
8	4/25/2006	5/25/2006	$728,956,139.83
9	5/25/2006	6/25/2006	$696,042,826.03
10	6/25/2006	7/25/2006	$663,162,040.73
11	7/25/2006	8/25/2006	$630,533,586.96
12	8/25/2006	9/25/2006	$599,534,352.88
13	9/25/2006	10/25/2006	$570,081,759.04
14	10/25/2006	11/25/2006	$542,097,468.34
15	11/25/2006	12/25/2006	$515,507,202.19
16	12/25/2006	1/25/2007	$490,240,481.12
17	1/25/2007	2/25/2007	$466,141,090.85
18	2/25/2007	3/25/2007	$443,012,783.05
19	3/25/2007	4/25/2007	$417,184,027.43
20	4/25/2007	5/25/2007	$94,824,159.10
21	5/25/2007	6/25/2007	$89,268,495.36
22	6/25/2007	7/25/2007	$84,135,426.64
23	7/25/2007	8/25/2007	$79,384,378.48
24	8/25/2007	9/25/2007	$74,983,644.05
25	9/25/2007	10/25/2007	$70,958,897.85
26	10/25/2007	11/25/2007	$67,250,870.22
27	11/25/2007	12/25/2007	$63,815,281.14
28	12/25/2007	1/25/2008	$60,618,013.31
29	1/25/2008	2/25/2008	$57,632,058.58
30	2/25/2008	3/25/2008	$54,815,084.17
31	3/25/2008	4/25/2008	$52,033,664.53
32	4/25/2008	5/25/2008	$47,442,102.82
33	5/25/2008	6/25/2008	$45,273,232.21
34	6/25/2008	7/25/2008	$43,206,192.68
35	7/25/2008	8/25/2008	$41,235,749.91
36	8/25/2008	9/25/2008	$39,356,860.92
37	9/25/2008	10/25/2008	$37,563,386.97
38	10/25/2008	11/25/2008	$35,851,449.42
39	11/25/2008	12/25/2008	$34,217,345.80
40	12/25/2008	1/25/2009	$32,657,541.71
41	1/25/2009	2/25/2009	$31,168,663.28
42	2/25/2009	3/25/2009	$29,747,489.81
43	3/25/2009	4/25/2009	$28,390,946.82
44	4/25/2009	5/25/2009	$27,096,099.41
45	5/25/2009	6/25/2009	$25,860,145.91
46	6/25/2009	7/25/2009	$24,680,411.83
47	7/25/2009	8/25/2009	$23,554,344.09
48	8/25/2009	9/25/2009	$22,479,505.51
49	9/25/2009	10/25/2009	$21,453,569.49
50	10/25/2009	11/25/2009	$20,474,315.07
51	11/25/2009	12/25/2009	$19,539,622.08
52	12/25/2009	1/25/2010	$18,647,466.57
53	1/25/2010	2/25/2010	$17,795,916.45
54	2/25/2010	3/25/2010	$16,983,127.32
55	3/25/2010	4/25/2010	$16,195,074.23
56	4/25/2010	5/25/2010	-

Balance Guaranteed Swap Schedule

Period	Accrual Start Date	Pay date	Trust Pays Fixed (30/360)	Trust Receives 1ML (Actual/360)

1	9/29/2005	10/25/2005	[3.900%]
2	10/25/2005	11/25/2005	[4.037%]
3	11/25/2005	12/25/2005	[4.182%]
4	12/25/2005	1/25/2006	[4.326%]
5	1/25/2006	2/25/2006	[4.338%]
6	2/25/2006	3/25/2006	[4.377%]
7	3/25/2006	4/25/2006	[4.411%]
8	4/25/2006	5/25/2006	[4.432%]
9	5/25/2006	6/25/2006	[4.444%]
10	6/25/2006	7/25/2006	[4.447%]
11	7/25/2006	8/25/2006	[4.448%]
12	8/25/2006	9/25/2006	[4.452%]
13	9/25/2006	10/25/2006	[4.460%]
14	10/25/2006	11/25/2006	[4.468%]
15	11/25/2006	12/25/2006	[4.470%]
16	12/25/2006	1/25/2007	[4.515%]
17	1/25/2007	2/25/2007	[4.464%]
18	2/25/2007	3/25/2007	[4.463%]
19	3/25/2007	4/25/2007	[4.467%]
20	4/25/2007	5/25/2007	[4.470%]
21	5/25/2007	6/25/2007	[4.471%]
22	6/25/2007	7/25/2007	[4.469%]
23	7/25/2007	8/25/2007	[4.467%]
24	8/25/2007	9/25/2007	[4.468%]
25	9/25/2007	10/25/2007	[4.469%]
26	10/25/2007	11/25/2007	[4.473%]
27	11/25/2007	12/25/2007	[4.477%]
28	12/25/2007	1/25/2008	[4.480%]
29	1/25/2008	2/25/2008	[4.483%]
30	2/25/2008	3/25/2008	[4.485%]
31	3/25/2008	4/25/2008	[4.487%]
32	4/25/2008	5/25/2008	[4.489%]
33	5/25/2008	6/25/2008	[4.491%]
34	6/25/2008	7/25/2008	[4.492%]
35	7/25/2008	8/25/2008	[4.493%]
36	8/25/2008	9/25/2008	[4.633%]
37	9/25/2008	10/25/2008	[4.494%]
38	10/25/2008	11/25/2008	[4.631%]
39	11/25/2008	12/25/2008	[4.497%]
40	12/25/2008	1/25/2009	[4.639%]
41	1/25/2009	2/25/2009	[4.647%]
42	2/25/2009	3/25/2009	[4.217%]
43	3/25/2009	4/25/2009	[4.655%]
44	4/25/2009	5/25/2009	[4.515%]
45	5/25/2009	6/25/2009	[4.666%]
46	6/25/2009	7/25/2009	[4.527%]
47	7/25/2009	8/25/2009	[4.672%]
48	8/25/2009	9/25/2009	[4.689%]
49	9/25/2009	10/25/2009	[4.550%]
50	10/25/2009	11/25/2009	[4.700%]
51	11/25/2009	12/25/2009	[4.567%]
52	12/25/2009	1/25/2010	[4.708%]
53	1/25/2010	2/25/2010	[4.729%]
54	2/25/2010	3/25/2010	[4.293%]
55	3/25/2010	4/25/2010	[4.741%]
56	4/25/2010	5/25/2010	-

Interest Rate Cap Schedules

	Class M Cap Notional Balance				Class B Cap Notional Balance
Distribution Date	Balance (%)	Strike (%)	Ceiling (%)	Index Rate Mulitiplier	Balance (%)	Strike (%)	Ceiling (%)	Index Rate Mulitiplier
October 2005	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
November 2005	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
December 2005	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
January 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
February 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
March 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
April 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
May 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
June 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
July 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
August 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
September 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
October 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
November 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	4.760	8.780	10.00
December 2006	18,286,000.00	9.910	9.910	10.00	6,095,300.00	4.980	8.780	10.00
January 2007	18,286,000.00	9.910	9.910	10.00	6,095,300.00	4.760	8.780	10.00
February 2007	18,286,000.00	9.910	9.910	10.00	6,095,300.00	4.770	8.780	10.00
March 2007	18,286,000.00	9.910	9.910	10.00	6,095,300.00	5.460	8.780	10.00
April 2007	18,286,000.00	6.270	9.910	10.00	6,095,300.00	4.790	8.780	10.00
May 2007	18,286,000.00	8.430	9.910	10.00	6,095,300.00	7.300	8.780	10.00
June 2007	18,286,000.00	8.130	9.910	10.00	6,095,300.00	7.000	8.780	10.00
July 2007	18,286,000.00	8.430	9.910	10.00	6,095,300.00	7.300	8.780	10.00
August 2007	18,286,000.00	8.130	9.910	10.00	6,095,300.00	7.000	8.780	10.00
September 2007	18,286,000.00	8.140	9.910	10.00	6,095,300.00	7.010	8.780	10.00
October 2007	18,286,000.00	8.440	9.910	10.00	6,095,300.00	7.310	8.780	10.00
November 2007	18,286,000.00	9.250	9.910	10.00	6,095,300.00	8.120	8.780	10.00
December 2007	18,286,000.00	9.580	9.910	10.00	6,095,300.00	8.450	8.780	10.00
January 2008	18,286,000.00	9.250	9.910	10.00	6,095,300.00	8.120	8.780	10.00
February 2008	18,286,000.00	9.250	9.910	10.00	6,095,300.00	8.120	8.780	10.00
March 2008	18,286,000.00	9.910	9.910	10.00	6,095,300.00	8.780	8.780	10.00
April 2008	18,286,000.00	9.270	9.910	10.00	6,095,300.00	8.140	8.780	10.00
May 2008	-	-	-	-	-	-	-	-

Securitized Asset Backed Receivables LLC Trust 2005-FR4

All records

Summary Statistics

As-of / Cut-off Date: 2005-09-01

 Number of Mortgage Loans: 6,074

Aggregate Principal Balance ($): 1,098,257,690

Weighted Average Current Mortgage Rate (%): 7.215

Non-Zero Weighted Average Margin (%): 6.911

Non-Zero Weighted Average Maximum Rate (%): 13.999

Non-Zero Weighted Average Months to Roll: 20

Weighted Average Stated Original Term (months): 358

Weighted Average Stated Remaining Term (months): 353

Weighted Average Combined Original LTV (%): 82.51 % First Liens: 91.79

% Owner Occupied: 93.11

% Purchase: 49.68

% Full Documentation: 62.43

Non-Zero Weighted Average FICO Score: 627

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Product	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed - 5 Year	27	$243,400	0.02%	11.863%	54	94.24%
Fixed - 10 Year	181	1,928,329	0.18	11.143	114	94.07
Fixed - 15 Year	138	4,339,167	0.40	9.160	174	84.01
Fixed - 20 Year	204	7,579,972	0.69	9.296	235	88.92
Fixed - 25 Year	1	114,133	0.01	6.990	294	35.28
Fixed - 30 Year	1,731	182,236,432	16.59	8.102	355	86.67
ARM - 2 Year/6 Month LIBOR	2,680	586,112,502	53.37	7.445	355	82.78
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only	5	1,232,588	0.11	6.442	352	83.68
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only	962	274,758,391	25.02	6.122	355	79.27
ARM - 3 Year/6 Month LIBOR	60	14,785,628	1.35	6.957	355	82.69
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only	55	16,483,591	1.50	5.944	355	77.45
ARM - 5 Year/6 Month LIBOR	30	8,443,557	0.77	6.777	355	80.88
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

All records

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Gross	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Interest	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
4.000% - 4.999%	21	$7,881,861	0.72%	4.990%	354	77.31%
5.000% - 5.999%	685	216,373,091	19.70	5.752	355	78.51
6.000% - 6.999%	1,342	359,089,733	32.70	6.512	354	81.25
7.000% - 7.999%	1,271	269,216,572	24.51	7.560	354	83.36
8.000% - 8.999%	1,066	139,629,860	12.71	8.484	353	85.22
9.000% - 9.999%	607	54,345,329	4.95	9.494	350	87.88
10.000% - 10.999%	527	31,554,859	2.87	10.581	342	91.33
11.000% - 11.999%	399	17,147,794	1.56	11.321	326	92.05
12.000% - 12.999%	152	2,970,448	0.27	12.324	246	89.30
13.000% - 13.999%	4	48,144	0.00	13.298	143	90.70
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Minimum: 4.990%
Maximum: 13.750%
Weighted Average: 7.215%

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Cut-off	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Date Principal	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Balances ($)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
$1 - $25,000	447	$6,282,376	0.57%	10.926%	187	97.63%
$25,001 - $50,000	655	23,805,664	2.17	10.089	340	98.98
$50,001 - $75,000	519	32,041,000	2.92	9.440	352	93.79
$75,001 - $100,000	544	47,817,930	4.35	8.634	352	87.67
$100,001 - $125,000	534	60,294,642	5.49	7.993	353	85.25
$125,001 - $150,000	473	65,026,240	5.92	7.734	353	82.80
$150,001 - $175,000	463	74,766,823	6.81	7.396	353	82.14
$175,001 - $200,000	372	69,806,274	6.36	7.215	354	79.10
$200,001 - $225,000	273	58,118,809	5.29	7.086	355	80.25
$225,001 - $250,000	233	55,230,242	5.03	6.980	355	80.48
$250,001 - $275,000	206	53,967,456	4.91	6.924	353	81.10
$275,001 - $300,000	199	57,498,572	5.24	6.895	354	80.37
$300,001 - $325,000	195	60,752,701	5.53	6.774	354	81.67
$325,001 - $350,000	150	50,644,100	4.61	6.720	355	81.35
$350,001 - $375,000	126	45,695,720	4.16	6.735	355	81.36
$375,001 - $400,000	130	50,538,779	4.60	6.665	354	82.05
$400,001 - $425,000	103	42,528,017	3.87	6.693	355	82.69
$425,001 - $450,000	70	30,642,233	2.79	6.552	355	82.50
$450,001 - $475,000	72	33,289,961	3.03	6.560	355	81.42
$475,001 - $500,000	69	33,753,258	3.07	6.560	355	82.12
$500,001 - $750,000	232	138,235,228	12.59	6.678	354	80.37
$750,001 - $1,000,000	9	7,521,666	0.68	6.047	354	76.92
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Minimum: $179
Maximum: $970,089
Average: $180,813

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

All records

Original Terms (month)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV
60 120 180 240 300 360	27 181 138 204 1 5,523	$243,400 1,928,329 4,339,167 7,579,972 114,133 1,084,052,689	0.02% 0.18 0.40 0.69 0.01 98.71	11.863% 11.143 9.160 9.296 6.990 7.184	54 114 174 235 294 355	94.24% 94.07 84.01 88.92 35.28 82.45
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Minimum: 60
Maximum: 360
Weighted Average: 358

Range of Remaining Terms (month)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV
1 – 60 61 – 120 121 – 180 181 – 240 241 – 300 301 - 360	27 181 138 204 1 5,523	$243,400 1,928,329 4,339,167 7,579,972 114,133 ,084,052,689	0.02% 0.18 0.40 0.69 0.01 98.71	11.863% 11.143 9.160 9.296 6.990 7.184	54 114 174 235 294 355	94.24% 94.07 84.01 88.92 35.28 82.45
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Minimum: 53
Maximum: 360
Weighted Average: 353

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

All records

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Combined	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Original	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
LTV Ratios (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
15.01% - 20.00%	1	$69,602	0.01%	9.850%	233	16.17%
20.01% - 25.00%	3	351,280	0.03	6.199	355	21.88
25.01% - 30.00%	5	656,177	0.06	6.875	355	26.76
30.01% - 35.00%	10	1,288,982	0.12	7.165	355	32.48
35.01% - 40.00%	14	2,147,925	0.20	7.779	335	37.96
40.01% - 45.00%	22	3,698,244	0.34	7.287	342	42.60
45.01% - 50.00%	29	5,788,747	0.53	7.541	351	48.26
50.01% - 55.00%	45	9,009,299	0.82	7.340	349	52.70
55.01% - 60.00%	56	14,314,535	1.30	7.015	351	57.92
60.01% - 65.00%	132	31,752,004	2.89	7.729	352	63.79
65.01% - 70.00%	156	38,556,134	3.51	7.663	353	68.85
70.01% - 75.00%	187	43,584,556	3.97	7.631	354	73.91
75.01% - 80.00%	2,001	503,336,930	45.83	6.604	354	79.86
80.01% - 85.00%	404	93,286,819	8.49	7.034	355	84.57
85.01% - 90.00%	1,011	209,551,531	19.08	7.225	355	89.83
90.01% - 95.00%	370	30,688,209	2.79	7.992	337	94.84
95.01% - 100.00%	1,628	110,176,715	10.03	9.440	346	99.95
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Minimum: 16.17%
Maximum: 100.00%
Weighted Average: 82.51%

			% of Mortgage	Weighted	Weighted
Range			Loan Pool by	Average	Average	Weighted
of	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Gross	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Margins (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	2,282	$196,441,433	17.89%	8.206%	343	86.75%
5.501% - 6.000%	29	10,453,970	0.95	5.041	354	77.97
6.001% - 6.500%	144	50,948,614	4.64	5.408	355	77.92
6.501% - 7.000%	3,619	840,413,674	76.52	7.119	355	81.86
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Non-Zero Minimum: 5.910%
Maximum: 6.990%
Non-Zero Weighted Average: 6.911%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

All records

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Minimum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	2,282	$196,441,433	17.89%	8.206%	343	86.75%
4.501% - 5.000%	23	8,717,072	0.79	4.991	354	77.57
5.001% - 5.500%	130	44,970,144	4.09	5.353	355	78.24
5.501% - 6.000%	499	154,201,779	14.04	5.849	355	79.20
6.001% - 6.500%	600	163,358,127	14.87	6.317	355	81.26
6.501% - 7.000%	524	138,072,909	12.57	6.808	355	83.82
7.001% - 7.500%	505	116,861,402	10.64	7.337	355	84.38
7.501% - 8.000%	680	138,034,194	12.57	7.804	355	83.19
8.001% - 8.500%	373	62,982,564	5.73	8.287	355	83.83
8.501% - 9.000%	235	38,344,256	3.49	8.771	355	79.86
9.001% - 9.500%	97	15,429,475	1.40	9.280	355	79.50
9.501% - 10.000%	59	9,253,393	0.84	9.837	355	70.64
10.001% - 10.500%	24	3,877,145	0.35	10.352	355	68.68
10.501% - 11.000%	23	4,205,207	0.38	10.821	355	65.96
11.001% - 11.500%	10	1,979,936	0.18	11.323	354	62.77
11.501% - 12.000%	8	1,233,347	0.11	11.819	355	58.86
12.001% - 12.500%	2	295,308	0.03	12.368	354	65.00
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Non-Zero Minimum: 4.990%
Maximum: 12.500%
Non-Zero Weighted Average: 6.999%

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Maximum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	2,282	$196,441,433	17.89%	8.206%	343	86.75%
11.501% - 12.000%	23	8,717,072	0.79	4.991	354	77.57
12.001% - 12.500%	130	44,970,144	4.09	5.353	355	78.24
12.501% - 13.000%	499	154,201,779	14.04	5.849	355	79.20
13.001% - 13.500%	599	162,954,898	14.84	6.317	355	81.26
13.501% - 14.000%	524	138,380,756	12.60	6.806	355	83.81
14.001% - 14.500%	506	116,956,784	10.65	7.337	355	84.38
14.501% - 15.000%	680	138,034,194	12.57	7.804	355	83.19
15.001% - 15.500%	373	62,982,564	5.73	8.287	355	83.83
15.501% - 16.000%	235	38,344,256	3.49	8.771	355	79.86
16.001% - 16.500%	97	15,429,475	1.40	9.280	355	79.50
16.501% - 17.000%	59	9,253,393	0.84	9.837	355	70.64
17.001% - 17.500%	24	3,877,145	0.35	10.352	355	68.68
17.501% - 18.000%	23	4,205,207	0.38	10.821	355	65.96
18.001% - 18.500%	10	1,979,936	0.18	11.323	354	62.77
18.501% - 19.000%	8	1,233,347	0.11	11.819	355	58.86
19.001% - 19.500%	2	295,308	0.03	12.368	354	65.00
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Non-Zero Minimum: 11.990%
Maximum: 19.500%
Non-Zero Weighted Average: 13.999%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

All records

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Initial Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	2,282	$196,441,433	17.89%	8.206%	343	86.75%
3.000%	3,792	901,816,257	82.11	6.999	355	81.59
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Periodic	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	2,282	$196,441,433	17.89%	8.206%	343	86.75%
1.500%	3,792	901,816,257	82.11	6.999	355	81.59
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

			% of Mortgage	Weighted	Weighted
Next			Loan Pool by	Average	Average	Weighted
Rate	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Adjustment	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Date	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	2,282	$196,441,433	17.89%	8.206%	343	86.75%
December 2006	4	1,079,492	0.10	6.972	351	91.49
January 2007	7	1,613,623	0.15	7.115	352	84.47
February 2007	137	33,942,414	3.09	7.069	353	81.40
March 2007	387	95,071,484	8.66	6.768	354	79.77
April 2007	3,110	729,882,859	66.46	7.052	355	81.89
May 2007	1	313,574	0.03	6.550	356	90.00
December 2007	1	200,035	0.02	7.990	360	73.09
February 2008	7	1,680,204	0.15	6.734	353	80.29
March 2008	10	2,338,309	0.21	5.963	354	75.32
April 2008	98	27,250,706	2.48	6.443	355	80.30
February 2010	1	159,110	0.01	7.250	353	80.00
April 2010	29	8,284,446	0.75	6.768	355	80.89
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Non-Zero Weighted Average: 2007-04-18

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

All records

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Geographical	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Distribution	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
California	1,344	$345,428,842	31.45%	6.738%	354	80.83%
New York	423	113,017,628	10.29	7.189	353	81.65
Florida	736	100,651,979	9.16	7.527	351	83.46
New Jersey	344	82,193,977	7.48	7.455	352	81.13
Maryland	306	57,814,955	5.26	7.370	353	82.26
Illinois	343	50,311,291	4.58	7.590	352	85.06
Massachusetts	200	40,307,625	3.67	7.310	353	82.21
Virginia	195	32,308,390	2.94	7.528	353	83.95
Georgia	297	31,911,462	2.91	7.656	351	86.03
Colorado	164	21,529,333	1.96	6.835	353	84.19
Hawaii	85	20,023,884	1.82	7.078	348	83.32
Other	1,637	202,758,324	18.46	7.566	352	84.43
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Number of States Represented: 42

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Occupancy	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Primary	5,571	$1,022,624,603	93.11%	7.184%	353	82.42%
Investment	455	66,064,572	6.02	7.653	351	84.27
Second Home	48	9,568,515	0.87	7.492	352	80.20
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Property	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Single Family Residence	5,053	$900,382,241	81.98%	7.208%	353	82.32%
2-4 Family	570	129,377,488	11.78	7.242	353	83.43
Condo	451	68,497,960	6.24	7.242	353	83.40
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Loan	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Purpose	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Refinance - Cashout	2,495	$547,115,090	49.82%	7.186%	353	79.74%
Purchase	3,552	545,582,011	49.68	7.243	352	85.29
Refinance - Rate Term	27	5,560,589	0.51	7.239	353	83.65
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

All records

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Documentation	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Level	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Full Documentation	4,179	$685,606,879	62.43%	7.020%	352	83.51%
Stated Documentation	1,766	377,823,782	34.40	7.579	353	80.98
Easy Documentation	129	34,827,029	3.17	7.082	354	79.70
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%

			% of Mortgage	Weighted	Weighted
Original			Loan Pool by	Average	Average	Weighted
Prepayment	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Penalty	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Term (months)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
0	1,500	$226,598,322	20.63%	7.634%	351	83.50%
12	705	143,009,410	13.02	7.340	352	82.66
24	3,349	625,980,258	57.00	7.115	354	82.71
36	520	102,669,700	9.35	6.720	352	78.94
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Lien	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Position	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
1st Lien	4,259	$1,008,041,430	91.79%	6.971%	354	80.99%
2nd Lien	1,815	90,216,260	8.21	9.940	337	99.50
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

All records

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
FICO	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Score	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
500 - 500	6	$1,238,205	0.11%	8.269%	355	71.06%
501 - 520	214	45,572,811	4.15	8.534	354	74.08
521 - 540	293	61,781,640	5.63	8.082	355	74.75
541 - 560	412	83,219,938	7.58	7.740	354	81.29
561 - 580	456	78,562,273	7.15	7.712	353	83.09
581 - 600	835	123,641,678	11.26	7.318	352	83.46
601 - 620	701	117,035,454	10.66	7.080	353	83.93
621 - 640	766	122,360,746	11.14	7.132	352	83.76
641 - 660	752	122,629,017	11.17	6.961	353	84.25
661 - 680	587	108,302,639	9.86	6.856	353	83.14
681 - 700	450	95,849,834	8.73	6.712	353	83.82
701 - 720	256	58,391,184	5.32	6.745	353	83.34
721 - 740	160	35,274,626	3.21	6.805	354	83.99
741 - 760	102	23,584,926	2.15	6.592	354	82.42
761 - 780	45	11,047,657	1.01	6.728	355	82.55
781 - 800	34	8,073,678	0.74	6.652	355	81.70
801 >=	5	1,691,383	0.15	7.060	298	83.19
Total:	6,074	$1,098,257,690	100.00%	7.215%	353	82.51%
Minimum: 500
Maximum: 813
Weighted Average: 627

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group I

Summary Statistics
As-of / Cut-off Date: 2005-09-01
Number of Mortgage Loans: 4,433
Aggregate Principal Balance ($): 651,480,930
Weighted Average Current Mortgage Rate (%): 7.249
Non-Zero Weighted Average Margin (%): 6.935
Non-Zero Weighted Average Maximum Rate (%): 14.093
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 82.84
% First Liens: 93.00
% Owner Occupied: 91.57
% Purchase: 50.44
% Full Documentation: 67.41
Non-Zero Weighted Average FICO Score: 622

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Product	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed - 5 Year	24	$189,405	0.03%	11.804%	54	94.02%
Fixed - 10 Year	152	1,667,410	0.26	10.961	114	94.07
Fixed - 15 Year	99	2,577,778	0.40	8.992	174	84.75
Fixed - 20 Year	187	5,425,173	0.83	9.735	234	92.10
Fixed - 30 Year	1,098	87,765,098	13.47	7.953	355	86.21
ARM - 2 Year/6 Month LIBOR	2,225	411,332,550	63.14	7.408	355	83.12
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only	1	189,600	0.03	6.600	352	80.00
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only	549	122,543,170	18.81	6.112	355	79.40
ARM - 3 Year/6 Month LIBOR	47	8,546,835	1.31	7.196	355	81.33
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only	31	7,176,173	1.10	5.836	355	77.66
ARM - 5 Year/6 Month LIBOR	20	4,067,737	0.62	6.781	355	80.41
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group I

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Gross	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Interest	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
4.000% - 4.999%	11	$3,140,851	0.48%	4.990%	354	76.46%
5.000% - 5.999%	445	108,182,322	16.61	5.781	354	78.47
6.000% - 6.999%	957	204,650,054	31.41	6.519	354	81.56
7.000% - 7.999%	1,053	192,626,516	29.57	7.560	355	83.43
8.000% - 8.999%	813	94,100,217	14.44	8.461	354	84.27
9.000% - 9.999%	384	25,526,953	3.92	9.420	347	87.62
10.000% - 10.999%	362	13,244,925	2.03	10.600	331	99.83
11.000% - 11.999%	302	8,678,578	1.33	11.281	308	99.54
12.000% - 12.999%	106	1,330,513	0.20	12.336	194	96.81
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Minimum: 4.990%
Maximum: 12.750%
Weighted Average: 7.249%

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Cut-off	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Date Principal	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Balances ($)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
$1 - $25,000	388	$5,435,878	0.83%	10.762%	192	98.13%
$25,001 - $50,000	623	22,611,590	3.47	10.066	342	99.28
$50,001 - $75,000	408	24,749,528	3.80	9.366	352	94.41
$75,001 - $100,000	302	26,711,198	4.10	7.813	353	82.36
$100,001 - $125,000	365	41,251,666	6.33	7.516	354	82.63
$125,001 - $150,000	369	50,732,618	7.79	7.418	353	81.56
$150,001 - $175,000	397	64,142,819	9.85	7.261	353	81.99
$175,001 - $200,000	320	60,020,675	9.21	7.042	354	79.47
$200,001 - $225,000	244	52,002,487	7.98	6.956	355	80.89
$225,001 - $250,000	205	48,566,252	7.45	6.946	355	81.00
$250,001 - $275,000	186	48,741,772	7.48	6.836	354	81.85
$275,001 - $300,000	180	52,020,511	7.98	6.748	355	81.00
$300,001 - $325,000	177	55,170,708	8.47	6.744	354	81.92
$325,001 - $350,000	141	47,613,752	7.31	6.687	355	81.60
$350,001 - $375,000	44	15,709,389	2.41	6.821	355	80.74
$375,001 - $400,000	23	8,920,134	1.37	6.812	355	87.26
$400,001 - $425,000	29	11,934,470	1.83	6.565	355	84.73
$425,001 - $450,000	14	6,109,203	0.94	6.475	355	86.05
$450,001 - $475,000	5	2,288,370	0.35	6.804	355	83.80
$475,001 - $500,000	5	2,414,175	0.37	7.120	354	81.04
$500,001 - $750,000	8	4,333,735	0.67	6.694	355	83.41
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Minimum: $179
Maximum: $597,311
Average: $146,962

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group I

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
Original	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
60	24	$189,405	0.03%	11.804%	54	94.02%
120	152	1,667,410	0.26	10.961	114	94.07
180	99	2,577,778	0.40	8.992	174	84.75
240	187	5,425,173	0.83	9.735	234	92.10
360	3,971	641,621,164	98.49	7.210	355	82.73
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Minimum: 60
Maximum: 360
Weighted Average: 358

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Remaining	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
1 - 60	24	$189,405	0.03%	11.804%	54	94.02%
61 - 120	152	1,667,410	0.26	10.961	114	94.07
121 - 180	99	2,577,778	0.40	8.992	174	84.75
181 - 240	187	5,425,173	0.83	9.735	234	92.10
301 - 360	3,971	641,621,164	98.49	7.210	355	82.73
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Minimum: 53
Maximum: 360
Weighted Average: 352

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group I

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Combined	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Original	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
LTV Ratios (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
20.01% - 25.00%	3	$351,280	0.05%	6.199%	355	21.88%
25.01% - 30.00%	5	656,177	0.10	6.875	355	26.76
30.01% - 35.00%	10	1,288,982	0.20	7.165	355	32.48
35.01% - 40.00%	7	860,029	0.13	7.802	324	37.63
40.01% - 45.00%	19	2,966,231	0.46	7.351	339	42.59
45.01% - 50.00%	18	3,096,014	0.48	7.184	347	47.67
50.01% - 55.00%	36	6,450,311	0.99	7.127	351	52.36
55.01% - 60.00%	40	7,546,091	1.16	6.831	348	57.84
60.01% - 65.00%	66	13,799,104	2.12	7.052	353	63.64
65.01% - 70.00%	95	19,415,887	2.98	7.345	353	68.52
70.01% - 75.00%	129	25,169,221	3.86	7.678	355	73.87
75.01% - 80.00%	1,391	280,350,722	43.03	6.741	354	79.88
80.01% - 85.00%	331	63,746,629	9.78	7.066	355	84.63
85.01% - 90.00%	846	150,556,139	23.11	7.292	355	89.87
90.01% - 95.00%	257	16,165,445	2.48	7.858	332	94.81
95.01% - 100.00%	1,180	59,062,666	9.07	9.487	340	99.97
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Minimum: 21.36%
Maximum: 100.00%
Weighted Average: 82.84%

			% of Mortgage	Weighted	Weighted
Range			Loan Pool by	Average	Average	Weighted
of	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Gross	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Margins (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,560	$97,624,864	14.99%	8.138%	339	86.65%
5.501% - 6.000%	15	3,962,531	0.61	4.998	354	77.19
6.001% - 6.500%	79	20,730,958	3.18	5.400	355	77.26
6.501% - 7.000%	2,779	529,162,576	81.22	7.175	355	82.40
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Non-Zero Minimum: 5.940%
Maximum: 6.990%
Non-Zero Weighted Average: 6.935%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group I

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Minimum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,560	$97,624,864	14.99%	8.138%	339	86.65%
4.501% - 5.000%	12	3,484,063	0.53	4.991	354	76.81
5.001% - 5.500%	72	18,442,386	2.83	5.369	355	77.45
5.501% - 6.000%	331	79,254,984	12.17	5.855	355	79.27
6.001% - 6.500%	410	89,419,911	13.73	6.311	355	81.19
6.501% - 7.000%	390	83,794,182	12.86	6.803	355	84.39
7.001% - 7.500%	420	82,967,273	12.74	7.334	355	84.61
7.501% - 8.000%	596	104,228,541	16.00	7.801	355	83.14
8.001% - 8.500%	343	50,625,785	7.77	8.288	355	83.77
8.501% - 9.000%	205	29,085,320	4.46	8.768	355	79.39
9.001% - 9.500%	83	10,586,999	1.63	9.295	355	78.41
9.501% - 10.000%	11	1,966,622	0.30	9.631	355	69.44
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Non-Zero Minimum: 4.990%
Maximum: 9.990%
Non-Zero Weighted Average: 7.093%

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Maximum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,560	$97,624,864	14.99%	8.138%	339	86.65%
11.501% - 12.000%	12	3,484,063	0.53	4.991	354	76.81
12.001% - 12.500%	72	18,442,386	2.83	5.369	355	77.45
12.501% - 13.000%	331	79,254,984	12.17	5.855	355	79.27
13.001% - 13.500%	410	89,419,911	13.73	6.311	355	81.19
13.501% - 14.000%	389	83,698,800	12.85	6.803	355	84.39
14.001% - 14.500%	421	83,062,654	12.75	7.333	355	84.61
14.501% - 15.000%	596	104,228,541	16.00	7.801	355	83.14
15.001% - 15.500%	343	50,625,785	7.77	8.288	355	83.77
15.501% - 16.000%	205	29,085,320	4.46	8.768	355	79.39
16.001% - 16.500%	83	10,586,999	1.63	9.295	355	78.41
16.501% - 17.000%	11	1,966,622	0.30	9.631	355	69.44
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Non-Zero Minimum: 11.990%
Maximum: 16.990%
Non-Zero Weighted Average: 14.093%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group I

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Initial Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,560	$97,624,864	14.99%	8.138%	339	86.65%
3.000%	2,873	553,856,066	85.01	7.093	355	82.17
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Periodic	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,560	$97,624,864	14.99%	8.138%	339	86.65%
1.500%	2,873	553,856,066	85.01	7.093	355	82.17
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

			% of Mortgage	Weighted	Weighted
Next			Loan Pool by	Average	Average	Weighted
Rate	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Adjustment	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Date	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,560	$97,624,864	14.99%	8.138%	339	86.65%
December 2006	4	1,079,492	0.17	6.972	351	91.49
January 2007	4	621,020	0.10	6.939	352	79.53
February 2007	99	18,933,445	2.91	7.173	353	83.29
March 2007	273	55,836,269	8.57	6.848	354	80.73
April 2007	2,393	457,081,484	70.16	7.140	355	82.39
May 2007	1	313,574	0.05	6.550	356	90.00
December 2007	1	200,035	0.03	7.990	360	73.09
February 2008	6	1,550,204	0.24	6.775	353	80.33
March 2008	7	1,257,508	0.19	6.200	354	73.47
April 2008	65	12,915,297	1.98	6.588	355	80.18
February 2010	1	159,110	0.02	7.250	353	80.00
April 2010	19	3,908,627	0.60	6.762	355	80.42
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Non-Zero Weighted Average: 2007-04-14

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group I

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Geographical	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Distribution	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
California	696	$143,304,127	22.00%	6.700%	354	79.42%
Florida	617	72,440,127	11.12	7.620	351	84.37
New York	244	57,423,983	8.81	7.020	352	80.35
New Jersey	226	45,726,989	7.02	7.264	353	81.72
Illinois	290	39,624,363	6.08	7.526	351	85.24
Maryland	228	35,288,644	5.42	7.231	353	82.96
Massachusetts	143	28,297,955	4.34	7.094	354	83.31
Georgia	253	23,182,354	3.56	7.773	349	87.24
Virginia	133	18,183,200	2.79	7.510	352	83.88
Colorado	135	15,631,481	2.40	6.927	353	85.25
Hawaii	68	15,453,938	2.37	6.858	353	82.54
Other	1,400	156,923,768	24.09	7.586	352	84.82
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Number of States Represented: 42

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Occupancy	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Primary	4,044	$596,547,642	91.57%	7.220%	352	82.66%
Investment	353	49,890,102	7.66	7.600	353	84.73
Second Home	36	5,043,186	0.77	7.221	351	86.27
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Property	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Single Family Residence	3,723	$517,817,724	79.48%	7.288%	352	82.70%
2-4 Family	345	84,443,464	12.96	7.057	355	83.35
Condo	365	49,219,742	7.56	7.174	353	83.46
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Loan	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Purpose	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Purchase	2,656	$328,587,283	50.44%	7.353%	352	85.53%
Refinance - Cashout	1,758	319,140,824	48.99	7.148	353	80.10
Refinance - Rate Term	19	3,752,822	0.58	6.816	354	81.02
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group I

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Documentation	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Level	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Full Documentation	3,187	$439,187,079	67.41%	7.093%	352	84.16%
Stated Documentation	1,163	196,423,883	30.15	7.594	353	79.92
Easy Documentation	83	15,869,969	2.44	7.307	352	82.76
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%

			% of Mortgage	Weighted	Weighted
Original			Loan Pool by	Average	Average	Weighted
Prepayment	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Penalty	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Term (months)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
0	1,176	$150,269,959	23.07%	7.549%	351	84.53%
12	477	79,899,216	12.26	7.307	351	82.24
24	2,425	362,958,216	55.71	7.211	353	82.86
36	355	58,353,538	8.96	6.638	352	79.22
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Lien	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Position	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
1st Lien	3,136	$605,858,903	93.00%	7.037%	354	81.58%
2nd Lien	1,297	45,622,027	7.00	10.072	327	99.62
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group I

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
FICO	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Score	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
500 - 500	3	$536,602	0.08%	7.869%	355	70.24%
501 - 520	135	26,101,299	4.01	8.296	355	74.44
521 - 540	220	40,700,205	6.25	7.867	355	74.95
541 - 560	328	58,263,550	8.94	7.709	354	82.01
561 - 580	383	57,445,002	8.82	7.589	353	84.97
581 - 600	583	69,399,583	10.65	7.568	350	85.76
601 - 620	544	70,169,725	10.77	7.220	352	84.30
621 - 640	568	77,239,448	11.86	7.053	351	83.36
641 - 660	559	72,675,038	11.16	6.883	352	83.27
661 - 680	415	60,983,012	9.36	6.874	352	83.10
681 - 700	295	46,280,966	7.10	6.759	353	83.76
701 - 720	172	30,677,300	4.71	6.786	353	83.59
721 - 740	98	16,320,147	2.51	6.930	354	84.58
741 - 760	69	12,872,426	1.98	6.862	354	83.96
761 - 780	34	6,732,482	1.03	6.615	354	80.38
781 - 800	25	4,783,141	0.73	6.601	355	81.31
801 >=	2	301,003	0.05	7.135	355	80.00
Total:	4,433	$651,480,930	100.00%	7.249%	352	82.84%
Minimum: 500
Maximum: 813
Weighted Average: 622

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group II

Summary Statistics
As-of / Cut-off Date: 2005-09-01
Number of Mortgage Loans: 1,216
Aggregate Principal Balance ($): 300,008,336
Weighted Average Current Mortgage Rate (%): 7.209
Non-Zero Weighted Average Margin (%): 6.880
Non-Zero Weighted Average Maximum Rate (%): 13.687
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 83.12
% First Liens: 85.14
% Owner Occupied: 95.55
% Purchase: 49.83
% Full Documentation: 53.86
Non-Zero Weighted Average FICO Score: 637

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Product	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed - 5 Year	3	$53,995	0.02%	12.071%	54	95.00%
Fixed - 10 Year	29	260,918	0.09	12.303	114	94.07
Fixed - 15 Year	39	1,761,389	0.59	9.406	175	82.93
Fixed - 20 Year	17	2,154,799	0.72	8.192	235	80.90
Fixed - 25 Year	1	114,133	0.04	6.990	294	35.28
Fixed - 30 Year	633	94,471,333	31.49	8.241	355	87.10
ARM - 2 Year/6 Month LIBOR	227	100,504,940	33.50	7.196	355	83.12
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only	3	675,360	0.23	6.644	353	86.72
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only	239	88,181,285	29.39	6.146	355	79.25
ARM - 3 Year/6 Month LIBOR	6	3,303,980	1.10	6.841	355	85.78
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only	14	6,041,719	2.01	5.975	355	77.20
ARM - 5 Year/6 Month LIBOR	5	2,484,484	0.83	6.775	355	81.58
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group II

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Gross	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Interest	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
4.000% - 4.999%	1	$544,000	0.18%	4.990%	355	80.00%
5.000% - 5.999%	165	73,957,036	24.65	5.756	355	78.58
6.000% - 6.999%	249	100,764,462	33.59	6.488	353	79.70
7.000% - 7.999%	149	50,690,672	16.90	7.555	354	83.55
8.000% - 8.999%	230	34,731,998	11.58	8.603	351	88.77
9.000% - 9.999%	176	21,173,932	7.06	9.476	352	94.46
10.000% - 10.999%	122	11,655,683	3.89	10.579	348	94.69
11.000% - 11.999%	78	5,395,278	1.80	11.335	340	96.69
12.000% - 12.999%	42	1,047,132	0.35	12.388	251	96.84
13.000% - 13.999%	4	48,144	0.02	13.298	143	90.70
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Minimum: 4.990%
Maximum: 13.750%
Weighted Average: 7.209%

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Cut-off	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Date Principal	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Balances ($)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
$1 - $25,000	59	$846,499	0.28%	11.985%	155	94.43%
$25,001 - $50,000	30	1,094,301	0.36	10.562	310	94.38
$50,001 - $75,000	88	5,869,994	1.96	9.630	350	93.89
$75,001 - $100,000	224	19,533,382	6.51	9.654	350	96.54
$100,001 - $125,000	149	16,734,284	5.58	9.111	349	93.30
$125,001 - $150,000	75	10,224,604	3.41	8.938	350	92.34
$150,001 - $175,000	45	7,271,296	2.42	7.971	355	87.40
$175,001 - $200,000	29	5,494,159	1.83	7.741	355	81.72
$200,001 - $225,000	13	2,731,619	0.91	7.516	355	74.99
$225,001 - $250,000	21	4,990,167	1.66	6.952	355	78.16
$250,001 - $275,000	13	3,385,570	1.13	6.726	346	76.14
$275,001 - $300,000	6	1,733,996	0.58	7.559	335	77.44
$300,001 - $325,000	13	4,042,385	1.35	7.038	355	79.71
$325,001 - $350,000	5	1,711,438	0.57	7.883	355	75.97
$350,001 - $375,000	53	19,348,938	6.45	6.585	355	81.60
$375,001 - $400,000	71	27,603,811	9.20	6.577	353	79.98
$400,001 - $425,000	51	21,055,238	7.02	6.649	355	82.18
$425,001 - $450,000	36	15,752,389	5.25	6.459	355	81.01
$450,001 - $475,000	43	19,884,581	6.63	6.657	355	81.81
$475,001 - $500,000	37	18,140,585	6.05	6.751	355	81.68
$500,001 - $750,000	150	88,312,426	29.44	6.642	354	79.95
$750,001 - $1,000,000	5	4,246,675	1.42	6.192	355	76.51
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Minimum: $4,042
Maximum: $970,089
Average: $246,717

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group II

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
Original	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
60	3	$53,995	0.02%	12.071%	54	95.00%
120	29	260,918	0.09	12.303	114	94.07
180	39	1,761,389	0.59	9.406	175	82.93
240	17	2,154,799	0.72	8.192	235	80.90
300	1	114,133	0.04	6.990	294	35.28
360	1,127	295,663,101	98.55	7.183	355	83.14
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Minimum: 60
Maximum: 360
Weighted Average: 358
			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Remaining	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
1 - 60	3	$53,995	0.02%	12.071%	54	95.00%
61 - 120	29	260,918	0.09	12.303	114	94.07
121 - 180	39	1,761,389	0.59	9.406	175	82.93
181 - 240	17	2,154,799	0.72	8.192	235	80.90
241 - 300	1	114,133	0.04	6.990	294	35.28
301 - 360	1,127	295,663,101	98.55	7.183	355	83.14
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Minimum: 53
Maximum: 355
Weighted Average: 353

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group II

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Combined	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Original	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
LTV Ratios (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
15.01% - 20.00%	1	$69,602	0.02%	9.850%	233	16.17%
35.01% - 40.00%	5	1,029,051	0.34	6.895	339	38.19
40.01% - 45.00%	2	632,174	0.21	6.318	355	42.35
45.01% - 50.00%	7	1,928,559	0.64	6.807	355	49.13
50.01% - 55.00%	6	1,959,019	0.65	7.120	338	53.41
55.01% - 60.00%	10	4,424,103	1.47	7.290	355	58.41
60.01% - 65.00%	30	10,764,912	3.59	7.204	350	63.95
65.01% - 70.00%	26	9,272,662	3.09	7.179	351	68.78
70.01% - 75.00%	32	10,470,825	3.49	7.305	353	73.89
75.01% - 80.00%	385	143,188,375	47.73	6.436	354	79.83
80.01% - 85.00%	49	19,004,394	6.33	6.847	355	84.36
85.01% - 90.00%	117	37,548,062	12.52	7.068	354	89.71
90.01% - 95.00%	107	11,378,382	3.79	8.525	340	94.82
95.01% - 100.00%	439	48,338,215	16.11	9.451	352	99.93
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Minimum: 16.17%
Maximum: 100.00%
Weighted Average: 83.12%

			% of Mortgage	Weighted	Weighted
Range			Loan Pool by	Average	Average	Weighted
of	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Gross	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Margins (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	722	$98,816,569	32.94%	8.272%	348	86.85%
5.501% - 6.000%	3	1,407,229	0.47	5.328	355	80.00
6.001% - 6.500%	40	18,394,992	6.13	5.411	355	78.64
6.501% - 7.000%	451	181,389,546	60.46	6.826	355	81.56
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Non-Zero Minimum: 5.910%
Maximum: 6.990%
Non-Zero Weighted Average: 6.880%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group II

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Minimum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	722	$98,816,569	32.94%	8.272%	348	86.85%
4.501% - 5.000%	1	544,000	0.18	4.990	355	80.00
5.001% - 5.500%	36	16,113,314	5.37	5.318	355	79.25
5.501% - 6.000%	112	49,882,068	16.63	5.863	355	79.24
6.001% - 6.500%	112	44,484,239	14.83	6.321	355	80.84
6.501% - 7.000%	78	31,216,284	10.41	6.799	355	81.88
7.001% - 7.500%	54	22,166,847	7.39	7.367	355	84.94
7.501% - 8.000%	45	18,434,754	6.14	7.782	355	84.57
8.001% - 8.500%	15	5,690,511	1.90	8.317	355	85.12
8.501% - 9.000%	25	6,904,996	2.30	8.832	355	79.90
9.001% - 9.500%	11	3,763,310	1.25	9.259	355	85.20
9.501% - 10.000%	1	438,590	0.15	9.900	355	70.00
10.001% - 10.500%	1	392,411	0.13	10.250	355	65.00
10.501% - 11.000%	2	778,902	0.26	10.700	354	62.31
11.001% - 11.500%	1	381,541	0.13	11.250	355	65.00
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Non-Zero Minimum: 4.990%
Maximum: 11.250%
Non-Zero Weighted Average: 6.686%

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Maximum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	722	$98,816,569	32.94%	8.272%	348	86.85%
11.501% - 12.000%	1	544,000	0.18	4.990	355	80.00
12.001% - 12.500%	36	16,113,314	5.37	5.318	355	79.25
12.501% - 13.000%	112	49,882,068	16.63	5.863	355	79.24
13.001% - 13.500%	111	44,081,009	14.69	6.323	355	80.85
13.501% - 14.000%	79	31,619,513	10.54	6.790	355	81.85
14.001% - 14.500%	54	22,166,847	7.39	7.367	355	84.94
14.501% - 15.000%	45	18,434,754	6.14	7.782	355	84.57
15.001% - 15.500%	15	5,690,511	1.90	8.317	355	85.12
15.501% - 16.000%	25	6,904,996	2.30	8.832	355	79.90
16.001% - 16.500%	11	3,763,310	1.25	9.259	355	85.20
16.501% - 17.000%	1	438,590	0.15	9.900	355	70.00
17.001% - 17.500%	1	392,411	0.13	10.250	355	65.00
17.501% - 18.000%	2	778,902	0.26	10.700	354	62.31
18.001% - 18.500%	1	381,541	0.13	11.250	355	65.00
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Non-Zero Minimum: 11.990%
Maximum: 18.250%
Non-Zero Weighted Average: 13.687%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group II

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Initial Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	722	$98,816,569	32.94%	8.272%	348	86.85%
3.000%	494	201,191,767	67.06	6.686	355	81.28
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Periodic	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	722	$98,816,569	32.94%	8.272%	348	86.85%
1.500%	494	201,191,767	67.06	6.686	355	81.28
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

			% of Mortgage	Weighted	Weighted
Next			Loan Pool by	Average	Average	Weighted
Rate	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Adjustment	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Date	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	722	$98,816,569	32.94%	8.272%	348	86.85%
January 2007	2	624,975	0.21	7.951	352	92.02
February 2007	21	8,115,384	2.71	6.842	353	79.32
March 2007	62	22,714,791	7.57	6.417	354	78.97
April 2007	384	157,906,434	52.63	6.734	355	81.73
March 2008	3	1,080,801	0.36	5.686	354	77.48
April 2008	17	8,264,898	2.75	6.359	355	80.60
April 2010	5	2,484,484	0.83	6.775	355	81.58
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Non-Zero Weighted Average: 2007-04-25

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group II

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Geographical	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Distribution	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
California	495	$136,236,101	45.41%	6.894%	354	82.73%
New York	141	40,983,964	13.66	7.336	354	83.85
New Jersey	79	22,174,977	7.39	7.480	348	81.01
Florida	86	17,559,099	5.85	7.409	350	81.22
Maryland	55	15,614,597	5.20	7.559	355	83.82
Virginia	48	10,153,011	3.38	7.546	354	86.37
Illinois	40	7,409,179	2.47	8.036	353	84.49
Massachusetts	43	6,982,179	2.33	8.073	347	82.34
Nevada	21	5,778,412	1.93	7.006	354	81.64
Georgia	28	4,682,186	1.56	7.477	354	83.77
Colorado	18	3,917,105	1.31	6.574	354	82.45
Other	162	28,517,528	9.51	7.538	347	85.33
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Number of States Represented: 38

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Occupancy	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Primary	1,131	$286,656,456	95.55%	7.183%	353	83.23%
Investment	77	9,969,415	3.32	7.933	343	82.84
Second Home	8	3,382,465	1.13	7.231	352	74.61
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Property	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Single Family Residence	949	$250,410,155	83.47%	7.135%	353	82.91%
2-4 Family	206	36,977,000	12.33	7.654	347	84.06
Condo	61	12,621,181	4.21	7.368	353	84.50
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Loan	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Purpose	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Refinance - Cashout	498	$149,996,343	50.00%	7.083%	352	79.75%
Purchase	713	149,489,221	49.83	7.325	353	86.44
Refinance - Rate Term	5	522,772	0.17	9.973	343	98.99
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group II

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Documentation	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Level	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Full Documentation	734	$161,596,520	53.86%	6.950%	353	83.66%
Stated Documentation	450	124,192,419	41.40	7.585	352	83.18
Easy Documentation	32	14,219,398	4.74	6.860	354	76.39
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%

			% of Mortgage	Weighted	Weighted
Original			Loan Pool by	Average	Average	Weighted
Prepayment	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Penalty	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Term (months)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
0	233	$45,856,649	15.29%	7.752%	349	83.06%
12	182	46,026,290	15.34	7.552	353	83.56
24	658	172,388,207	57.46	7.026	354	83.92
36	143	35,737,190	11.91	6.951	350	78.75
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Lien	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Position	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
1st Lien	698	$255,414,104	85.14%	6.755%	353	80.28%
2nd Lien	518	44,594,232	14.86	9.804	347	99.39
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group II

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
FICO	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Score	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
500 - 500	2	$566,927	0.19%	8.308%	355	70.90%
501 - 520	36	10,820,682	3.61	8.214	350	74.10
521 - 540	32	9,847,430	3.28	7.890	355	77.00
541 - 560	46	13,248,730	4.42	7.647	351	80.37
561 - 580	43	14,112,787	4.70	7.790	352	77.98
581 - 600	169	34,890,720	11.63	7.075	354	81.02
601 - 620	121	32,006,524	10.67	6.957	354	83.89
621 - 640	178	35,925,723	11.97	7.540	352	85.25
641 - 660	161	35,238,965	11.75	7.368	353	86.93
661 - 680	153	38,143,831	12.71	7.026	354	83.56
681 - 700	124	34,265,426	11.42	6.795	352	84.83
701 - 720	64	17,699,705	5.90	6.821	352	84.26
721 - 740	44	9,580,834	3.19	7.175	353	85.34
741 - 760	28	8,393,300	2.80	6.381	354	80.73
761 - 780	9	3,224,776	1.07	6.752	355	86.52
781 - 800	3	651,595	0.22	7.057	354	85.73
801 >=	3	1,390,380	0.46	7.044	286	83.88
Total:	1,216	$300,008,336	100.00%	7.209%	353	83.12%
Minimum: 500
Maximum: 809
Weighted Average: 637

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group III

Summary Statistics
As-of / Cut-off Date: 2005-09-01
Number of Mortgage Loans: 425
Aggregate Principal Balance ($): 146,768,424
Weighted Average Current Mortgage Rate (%): 7.072
Non-Zero Weighted Average Margin (%): 6.867
Non-Zero Weighted Average Maximum Rate (%): 14.072
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 355
Weighted Average Original LTV (%): 79.82
% First Liens: 100.00
% Owner Occupied: 94.99
% Purchase: 45.99
% Full Documentation: 57.79
Non-Zero Weighted Average FICO Score: 627

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Product	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
ARM - 2 Year/6 Month LIBOR	228	$74,275,012	50.61%	7.987%	355	80.42%
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only	1	367,628	0.25	5.990	352	80.00
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only	174	64,033,936	43.63	6.107	355	79.05
ARM - 3 Year/6 Month LIBOR	7	2,934,812	2.00	6.390	355	83.18
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only	10	3,265,700	2.23	6.124	355	77.46
ARM - 5 Year/6 Month LIBOR	5	1,891,336	1.29	6.771	355	80.95
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Gross	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Interest	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
4.000% - 4.999%	9	$4,197,009	2.86%	4.990%	355	77.61%
5.000% - 5.999%	75	34,233,733	23.32	5.651	355	78.50
6.000% - 6.999%	136	53,675,217	36.57	6.530	355	83.00
7.000% - 7.999%	69	25,899,385	17.65	7.576	355	82.49
8.000% - 8.999%	23	10,797,644	7.36	8.297	355	82.16
9.000% - 9.999%	47	7,644,444	5.21	9.792	355	70.53
10.000% - 10.999%	43	6,654,251	4.53	10.546	355	68.53
11.000% - 11.999%	19	3,073,938	2.09	11.409	355	62.78
12.000% - 12.999%	4	592,803	0.40	12.183	355	59.14
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Minimum: 4.990%
Maximum: 12.500%
Weighted Average: 7.072%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group III

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Cut-off	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Date Principal	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Balances ($)	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
$25,001 - $50,000	2	$99,773	0.07%	9.975%	355	79.69%
$50,001 - $75,000	23	1,421,478	0.97	9.944	355	82.65
$75,001 - $100,000	18	1,573,350	1.07	9.920	355	67.75
$100,001 - $125,000	20	2,308,693	1.57	8.401	355	73.71
$125,001 - $150,000	29	4,069,018	2.77	8.659	355	74.23
$150,001 - $175,000	21	3,352,709	2.28	8.735	355	73.55
$175,001 - $200,000	23	4,291,440	2.92	8.960	355	70.50
$200,001 - $225,000	16	3,384,704	2.31	8.750	355	74.65
$225,001 - $250,000	7	1,673,823	1.14	8.035	354	72.23
$250,001 - $275,000	7	1,840,114	1.25	9.621	355	70.15
$275,001 - $300,000	13	3,744,064	2.55	8.622	354	72.86
$300,001 - $325,000	5	1,539,607	1.05	7.143	355	78.05
$325,001 - $350,000	4	1,318,910	0.90	6.374	355	79.18
$350,001 - $375,000	29	10,637,392	7.25	6.880	355	81.82
$375,001 - $400,000	36	14,014,834	9.55	6.744	355	82.82
$400,001 - $425,000	23	9,538,309	6.50	6.950	355	81.26
$425,001 - $450,000	20	8,780,641	5.98	6.772	355	82.70
$450,001 - $475,000	24	11,117,010	7.57	6.337	355	80.24
$475,001 - $500,000	27	13,198,498	8.99	6.195	355	82.92
$500,001 - $750,000	74	45,589,067	31.06	6.747	355	80.92
$750,001 - $1,000,000	4	3,274,990	2.23	5.859	354	77.46
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Minimum: $49,880
Maximum: $898,000
Average: $345,337
			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
Original	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
360	425	$146,768,424	100.00%	7.072%	355	79.82%
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Minimum: 360
Maximum: 360
Weighted Average: 360

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group III

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Remaining	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
301 - 360	425	$146,768,424	100.00%	7.072%	355	79.82%
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Minimum: 352
Maximum: 355
Weighted Average: 355

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
Range of	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Original	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
LTV Ratios (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
35.01% - 40.00%	2	$258,844	0.18%	11.214%	355	38.13%
40.01% - 45.00%	1	99,839	0.07	11.550	355	44.42
45.01% - 50.00%	4	764,175	0.52	10.842	355	48.44
50.01% - 55.00%	3	599,969	0.41	10.356	355	54.14
55.01% - 60.00%	6	2,344,341	1.60	7.092	355	57.27
60.01% - 65.00%	36	7,187,988	4.90	9.815	355	63.83
65.01% - 70.00%	35	9,867,585	6.72	8.741	355	69.58
70.01% - 75.00%	26	7,944,510	5.41	7.911	355	74.06
75.01% - 80.00%	225	79,797,832	54.37	6.425	355	79.85
80.01% - 85.00%	24	10,535,795	7.18	7.176	355	84.63
85.01% - 90.00%	48	21,447,330	14.61	7.033	355	89.68
90.01% - 95.00%	6	3,144,382	2.14	6.748	354	95.00
95.01% - 100.00%	9	2,775,834	1.89	8.228	355	100.00
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Minimum: 37.84%
Maximum: 100.00%
Weighted Average: 79.82%

			% of Mortgage	Weighted	Weighted
Range			Loan Pool by	Average	Average	Weighted
of	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Gross	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Margins (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
5.501% - 6.000%	11	$5,084,209	3.46%	4.996%	355	78.02%
6.001% - 6.500%	25	11,822,664	8.06	5.416	355	77.95
6.501% - 7.000%	389	129,861,551	88.48	7.304	355	80.06
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Non-Zero Minimum: 5.940%
Maximum: 6.990%
Non-Zero Weighted Average: 6.867%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group III

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Minimum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
4.501% - 5.000%	10	$4,689,009	3.19%	4.991%	355	77.86%
5.001% - 5.500%	22	10,414,444	7.10	5.379	355	78.05
5.501% - 6.000%	56	25,064,727	17.08	5.801	355	78.90
6.001% - 6.500%	78	29,453,977	20.07	6.326	355	82.11
6.501% - 7.000%	56	23,062,443	15.71	6.841	355	84.37
7.001% - 7.500%	31	11,727,282	7.99	7.308	355	81.71
7.501% - 8.000%	39	15,370,899	10.47	7.851	355	81.82
8.001% - 8.500%	15	6,666,269	4.54	8.257	355	83.22
8.501% - 9.000%	5	2,353,939	1.60	8.632	355	85.42
9.001% - 9.500%	3	1,079,166	0.74	9.213	354	70.33
9.501% - 10.000%	47	6,848,181	4.67	9.892	355	71.03
10.001% - 10.500%	23	3,484,734	2.37	10.363	355	69.10
10.501% - 11.000%	21	3,426,305	2.33	10.848	355	66.80
11.001% - 11.500%	9	1,598,395	1.09	11.340	354	62.24
11.501% - 12.000%	8	1,233,347	0.84	11.819	355	58.86
12.001% - 12.500%	2	295,308	0.20	12.368	354	65.00
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Non-Zero Minimum: 4.990%
Maximum: 12.500%
Non-Zero Weighted Average: 7.072%

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Maximum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
11.501% - 12.000%	10	$4,689,009	3.19%	4.991%	355	77.86%
12.001% - 12.500%	22	10,414,444	7.10	5.379	355	78.05
12.501% - 13.000%	56	25,064,727	17.08	5.801	355	78.90
13.001% - 13.500%	78	29,453,977	20.07	6.326	355	82.11
13.501% - 14.000%	56	23,062,443	15.71	6.841	355	84.37
14.001% - 14.500%	31	11,727,282	7.99	7.308	355	81.71
14.501% - 15.000%	39	15,370,899	10.47	7.851	355	81.82
15.001% - 15.500%	15	6,666,269	4.54	8.257	355	83.22
15.501% - 16.000%	5	2,353,939	1.60	8.632	355	85.42
16.001% - 16.500%	3	1,079,166	0.74	9.213	354	70.33
16.501% - 17.000%	47	6,848,181	4.67	9.892	355	71.03
17.001% - 17.500%	23	3,484,734	2.37	10.363	355	69.10
17.501% - 18.000%	21	3,426,305	2.33	10.848	355	66.80
18.001% - 18.500%	9	1,598,395	1.09	11.340	354	62.24
18.501% - 19.000%	8	1,233,347	0.84	11.819	355	58.86
19.001% - 19.500%	2	295,308	0.20	12.368	354	65.00
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Non-Zero Minimum: 11.990%
Maximum: 19.500%
Non-Zero Weighted Average: 14.072%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group III

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Initial Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
3.000%	425	$146,768,424	100.00%	7.072%	355	79.82%
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Periodic	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
1.500%	425	$146,768,424	100.00%	7.072%	355	79.82%
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

			% of Mortgage	Weighted	Weighted
Next			Loan Pool by	Average	Average	Weighted
Rate	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Adjustment	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Date	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
January 2007	1	$367,628	0.25%	5.990%	352	80.00%
February 2007	17	6,893,584	4.70	7.052	353	78.66
March 2007	52	16,520,424	11.26	6.977	354	77.63
April 2007	333	114,894,940	78.28	7.140	355	80.16
February 2008	1	130,000	0.09	6.250	353	79.75
April 2008	16	6,070,512	4.14	6.250	355	80.17
April 2010	5	1,891,336	1.29	6.771	355	80.95
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Non-Zero Weighted Average: 2007-04-24

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group III

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Geographical	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Distribution	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
California	153	$65,888,614	44.89%	6.498%	355	79.97%
New York	38	14,609,680	9.95	7.445	355	80.63
New Jersey	39	14,292,012	9.74	8.026	355	79.41
Florida	33	10,652,752	7.26	7.086	355	80.99
Maryland	23	6,911,714	4.71	7.657	355	75.16
Massachusetts	14	5,027,491	3.43	7.472	355	75.84
Georgia	16	4,046,922	2.76	7.197	355	81.70
Virginia	14	3,972,179	2.71	7.567	355	78.08
Illinois	13	3,277,749	2.23	7.361	355	84.20
Connecticut	9	3,167,457	2.16	8.073	355	77.35
Arizona	11	2,399,257	1.63	7.491	355	78.77
Other	62	12,522,597	8.53	7.468	355	81.34
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Number of States Represented: 33

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Occupancy	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
Primary	396	$139,420,505	94.99%	7.028%	355	79.77%
Investment	25	6,205,055	4.23	7.636	355	82.81
Second Home	4	1,142,864	0.78	9.459	355	69.93
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Property	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
Single Family Residence	381	$132,154,362	90.04%	7.037%	355	79.67%
2-4 Family	19	7,957,025	5.42	7.292	355	81.38
Condo	25	6,657,038	4.54	7.509	355	80.87
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Loan	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Purpose	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
Refinance - Cashout	239	$77,977,923	53.13%	7.538%	355	78.25%
Purchase	183	67,505,506	45.99	6.529	355	81.53
Refinance - Rate Term	3	1,284,995	0.88	7.362	355	85.08
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group III

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Documentation	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Level	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
Full Documentation	258	$84,823,281	57.79%	6.778%	355	79.84%
Stated Documentation	153	57,207,481	38.98	7.516	355	79.83
Easy Documentation	14	4,737,662	3.23	6.994	355	79.37
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%

			% of Mortgage	Weighted	Weighted
Original			Loan Pool by	Average	Average	Weighted
Prepayment	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Penalty	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Term (months)	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
0	91	$30,471,714	20.76%	7.871%	355	79.04%
12	46	17,083,904	11.64	6.929	355	82.20
24	266	90,633,834	61.75	6.902	355	79.82
36	22	8,578,972	5.85	6.319	355	77.79
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Lien	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Position	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
1st Lien	425	$146,768,424	100.00%	7.072%	355	79.82%
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Group III

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
FICO	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Original
Score	Loans	Principal Balance	Principal Balance	Rate	(months)	LTV
500 - 500	1	$134,677	0.09%	9.700%	355	75.00%
501 - 520	43	8,650,830	5.89	9.653	355	72.96
521 - 540	41	11,234,006	7.65	9.028	355	72.05
541 - 560	38	11,707,658	7.98	8.000	355	78.75
561 - 580	30	7,004,483	4.77	8.555	355	78.02
581 - 600	83	19,351,375	13.18	6.859	355	79.62
601 - 620	36	14,859,205	10.12	6.684	355	82.31
621 - 640	20	9,195,575	6.27	6.206	354	81.21
641 - 660	32	14,715,013	10.03	6.372	355	82.70
661 - 680	19	9,175,796	6.25	6.030	355	81.67
681 - 700	31	15,303,441	10.43	6.385	355	81.73
701 - 720	20	10,014,178	6.82	6.482	355	80.97
721 - 740	18	9,373,646	6.39	6.212	355	81.58
741 - 760	5	2,319,200	1.58	5.858	355	80.00
761 - 780	2	1,090,399	0.74	7.351	355	84.22
781 - 800	6	2,638,941	1.80	6.644	355	81.41
Total:	425	$146,768,424	100.00%	7.072%	355	79.82%
Minimum: 500
Maximum: 792
Weighted Average: 627

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL